UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Levi Strauss & Co.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LEVI STRAUSS & CO.

2024

Notice of Annual Meeting of Shareholders and Proxy Statement

LEVI ST
CO.
150 YEARS
501

NOTE FROM OUR CHAIR

“As we begin this new chapter at LS&Co., we are confident we have the right leadership and strategies in place — coupled with the feedback and engagement of our shareholders — to further drive sustained profitable growth and continue to demonstrate the strength and resilience of our company and brands.”

2023 was a pivotal year for Levi Strauss & Co. (“LS&Co.”), as the company carried out a successful CEO succession plan that resulted in Michelle Gass, a proven and distinguished business leader, being named CEO of LS&Co. as of January 2024. We applaud Chip Bergh for an impressive 12+ year tenure as chief executive officer, and we’re honored to have Michelle guide the company through this next chapter of growth.

LS&Co.’s strategic growth areas of being direct-to-consumer (DTC) first and brand-led and focusing on diversifying our portfolio are working. While the company and industry at large faced headwinds in wholesale and a volatile macroeconomic and geopolitical environment, LS&Co. delivered $6.2 billion in total net revenue for 2023, with global DTC up 13% for the full year. We also returned $199 million in capital to shareholders, primarily in dividends, which were up 9% from the previous year.

There was a lot to be proud of within our brand portfolio. The Levi’s® brand continues to hold the top spot in the global denim marketplace and sits firmly in the center of culture, with new collaborations and partnerships strengthening connections with consumers and the next generation of shoppers. In May, we celebrated the 150th anniversary of the iconic Levi’s® 501® jean and saw 501® sales grow 11% for the full year, with our total Levi’s® brands revenue growing to $5.4 billion last year. In 2023, we continued to expand our brick-and-mortar presence across our portfolio and geographies, including Beyond Yoga®, which opened six stores and expanded outside of Southern California.

We have a lot to be excited about as we head into 2024. We welcomed veteran retailer and proven brand builder Nancy Green as the new CEO of Beyond Yoga® and last year added new faces to our executive leadership team, including Natalie MacLennan as the new CEO of Dockers®, Dawn Vitale as our chief merchant officer for the Levi’s® brand, Kenny Mitchell as our new chief marketing officer for the Levi’s® brand and Jason Gowans as LS&Co.’s first chief digital officer. At the Board level, Pat Pineda retired from distinguished service to LS&Co. in December 2023, and earlier this year, the Board welcomed Dave Marberger to its ranks.

As we begin this new chapter at LS&Co., we are confident we have the right leadership and strategies in place — coupled with the feedback and engagement of our shareholders — to further drive sustained profitable growth and continue to demonstrate the strength and resilience of our company and brands. And as we move forward, we will do so without losing sight of our deep-rooted values, because as LS&Co. has seen time and time again, not only is it the right thing to do, it’s also good for business.

We look forward to delivering a strong, profitable year in 2024 — for both the company and all of you.

ROBERT A. ECKERT

Board Chair

We intend to mail the Proxy Availability Notice on or about March 14, 2024 to all shareholders of record entitled to vote at the annual meeting. We expect that this proxy statement and the other proxy materials will be available to shareholders on or about March 14, 2024.

2024 PROXY STATEMENT	3

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

PROPOSALS		BOARD VOTE RECOMMENDATION	FOR FURTHER DETAILS
1.	Election of Class II Directors	“FOR” each director nominee	Page 11
2.	Advisory Vote on Executive Compensation	“FOR”	Page 34
3.	Ratification of Selection of Independent Registered Public Accounting Firm	“FOR”	Page 70
4.	Corporate Financial Sustainability Report	“AGAINST”	Page 72

Shareholders will also conduct any other business properly brought before the annual meeting or any adjournment or postponement thereof. A list of shareholders of record will be available for inspection by shareholders of record during normal business hours for 10 days prior to the annual meeting for any legally valid purpose at our corporate headquarters at 1155 Battery Street, San Francisco, CA 94111. Whether or not you expect to attend the annual meeting, you are urged to vote by proxy as promptly as possible to ensure your vote is counted. You may vote over the telephone, through the internet or by using the proxy card that you request as instructed in the Proxy Availability Notice. Even if you have voted by proxy, you may still vote at the annual meeting, as your proxy is revocable at your option. Note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from that record holder. See the Proxy Availability Notice for more information.

By Order of the Board of Directors,

NANCI PRADO

Corporate Secretary

ATTENDANCE AT THE MEETING

A live webcast of the annual meeting will be available at www.virtualshareholdermeeting.com/LEVI2024. To access the webcast, go to this website and follow the instructions provided. The webcast will be recorded and available for replay at this website through May 24, 2024. Electronic entry to the meeting will begin at 10:15 a.m., Pacific Time.

To attend and vote during the annual meeting visit www.virtualshareholdermeeting.com/LEVI2024 and enter the 16-digit control number included in your Proxy Availability Notice, voting instruction form or proxy card.

If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/LEVI2024.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 24, 2024

The notice of annual meeting, proxy statement and annual report to shareholders are available free of charge at www.proxyvote.com.

DATE AND TIME April 24, 2024 (Wednesday) 10:30 a.m. (Pacific Time)

LOCATION www.virtualshareholdermeeting.com/ LEVI2024

WHO CAN VOTE Shareholders as of February 29, 2024 are entitled to vote.

HOW TO VOTE

INTERNET
•	Visit www.proxyvote.com to vote online (you will need the voter control number from your proxy card or the Proxy Availability Notice)

•	Your vote must be received by 8:59 p.m., Pacific Time, on April 23, 2024

TELEPHONE
•	Call 1-800-690-6903 and follow the recorded instructions (you will need the voter control number from your proxy card)

•	Your vote must be received by 8:59 p.m., Pacific Time, on April 23, 2024

MAIL
•	Complete, sign, date and return the proxy card that may be delivered

•	Your proxy card must be mailed by April 15, 2024

AT THE VIRTUAL MEETING See “Attendance at the Meeting”

QR CODE Scan this QR code to vote with your mobile device

4	LEVI STRAUSS & CO.

2024 PROXY STATEMENT	5

Back to Contents

PERFORMANCE HIGHLIGHTS

$6.2 billion FY23 net revenue
~$199 million FY23 capital return to shareholders in dividends and share buybacks
Leading with our Brand* $5.4 billion in Levi’s® brand revenue — the highest in several decades
Prioritizing our Direct to Consumer Business* 43% total global DTC business accounted for 43% of our total net revenue
Diversifying Across Geographies, Categories, Genders & Channels* 56% international business accounted for 56% of our total net revenue

* We encourage you to review our Annual Report on Form 10-K for the year ended November 26, 2023.

6	LEVI STRAUSS & CO.

Back to Contents

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

1

ELECTION OF CLASS II DIRECTORS

The Board recommends a vote FOR each director nominee. See page 11.

BOARD OF DIRECTORS

		DIRECTOR	COMMITTEE MEMBERSHIP
NAME AND PRINCIPAL OCCUPATION	AGE	SINCE	AC	CHCC	FC	NGCCC
DAVID A. FRIEDMAN Retired; Senior Principal, Emeritus Chief Executive Officer and Chair of the Board, Forell/Elsesser Engineers	70	2018
YAEL GARTEN Former Director, AI/ML Data Science and Engineering, Apple	45	2020
JENNY MING Chief Executive Officer and Director, Rothy’s, Inc.	68	2014
JOSHUA E. PRIME Co-President, Argonaut Securities Company.	46	2019
TROY M. ALSTEAD Founder and President, Table 47 and Ocean5	60	2012	C
CHARLES (“CHIP”) V. BERGH(1) Executive Vice Chair of the Board of Directors, Levi Strauss & Co.	66	2012
ROBERT A. ECKERT Operating Partner, FFL Partners, LLC	69	2010				C
MICHELLE GASS President and Chief Executive Officer, Levi Strauss & Co.	56	2023
DAVID MARBERGER(2) Executive Vice President and CFO, Conagra Brands.	59	2024
JILL BERAUD Retired; Former Chief Executive Officer, Ippolita	63	2013			C
SPENCER C. FLEISCHER Chairman, FFL Partners, LLC	70	2013		C
CHRISTOPHER J. MCCORMICK Retired; Former President and Chief Executive Officer, L.L. Bean, Inc.	68	2016
ELLIOTT RODGERS Executive Vice President and Chief Operations Officer, Foot Locker, Inc.	48	2020

AC	Audit Committee	CHCC	Compensation and Human Capital Committee		Member	Independent
FC	Finance Committee	NGCCC	Nominating, Governance and Corporate Citizenship Committee	C	Chair

(1)	Mr. Bergh is expected to retire from our Board of Directors as of April 26, 2024. Upon his retirement, the number of members serving on our Board of Directors will decrease from 13 to 12.
(2)	Mr. Marberger joined the Board of Directors on January 9, 2024, replacing Ms. Patricia Salas Pineda, who retired from our Board of Directors in December 2023.

2024 PROXY STATEMENT	7

Back to Contents

BOARD SNAPSHOT(1)

SKILLS & EXPERIENCE

GOVERNANCE BEST PRACTICES

•	Independent Board Chair
•	Majority of independent directors
•	Diverse Board
•	Committee membership limited to independent directors
•	Executive sessions of non-employee directors of Board and committees
•	Director and officer stock ownership requirements
•	No poison pill

(1)	Mr. Bergh is expected to retire from our Board of Directors as of April 26, 2024. Upon his retirement, the number of members serving on our Board of Directors will decrease from 13 to 12.

8	LEVI STRAUSS & CO.

Back to Contents

2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board recommends a vote FOR this proposal. See page 34.

FINANCIAL PERFORMANCE

Overall, 2023 was a solid year for Levi Strauss & Co. Despite headwinds in wholesale, persistent inflation and a turbulent macroeconomic and geopolitical environment, the company generated $6.2B in total net revenues — flat to fiscal year 2022 on both a reported and constant-currency basis.* Additionally, the company returned approximately $199 million in capital to shareholders, including dividends of $191 million, which were up 9% from the previous year.

KEY PERFORMANCE MEASURES

EXECUTIVE COMPENSATION HIGHLIGHTS

COMPENSATION SNAPSHOT

*	We encourage you to review our Annual Report on Form 10-K for the year ended November 26, 2023.

2024 PROXY STATEMENT	9

Back to Contents

COMPENSATION BEST PRACTICES

PRACTICES WE ENGAGE IN	PRACTICES WE DO NOT ENGAGE IN

  Align pay with shareholder interests

  Grant equity-based awards with performance goals that align with long-term value

  Engage proactively with shareholders and consider shareholder feedback

  Maintain stock ownership guidelines

  Adopt and maintain clawback policy

  Engage independent compensation consultant

  Conduct annual review of compensation program and practices

  Use peer groups

  Do not take excessive risk

  Conduct annual say on pay vote

  Hedging shares

  Pledging shares

  Repricing stock options

  Granting discount stock options

  Providing excessive perquisites

  Granting dividends or dividend equivalents on unearned performance shares/units

  Gross-ups for golden parachute taxes

3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends a vote FOR this proposal. See page 70.

4

CORPORATE FINANCIAL SUSTAINABILITY REPORT

The Board recommends a vote AGAINST this proposal. See page 72.

10	LEVI STRAUSS & CO.

Back to Contents

CORPORATE GOVERNANCE

PROPOSAL 1

ELECTION OF CLASS II DIRECTORS

Our Board of Directors currently has 13 members(1) and is divided into three classes, with directors elected for overlapping three-year terms. There are four Class II directors whose term of office expires in fiscal year 2024: David A. Friedman, Yael Garten, Jenny Ming and Joshua E. Prime. Our Board of Directors has recommended that each of these directors be re-elected as Class II directors to serve until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified or, if sooner, until their death, resignation or removal.

A biography of each nominee and a discussion of his or her specific experience, qualifications, attributes and skills that led the Nominating, Governance and Corporate Citizenship Committee and our Board of Directors to recommend him or her as a nominee for Class II director is set forth in this proxy statement under “Board of Directors—Nominees for Election as Class II Directors.”

Directors are elected by a plurality of the votes of the holders of shares present at the meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the four nominees receiving the most FOR votes will be elected as Class II directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of the four nominees recommended by our Board of Directors and named in this proxy statement. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us. Each nominee has agreed to serve as a Class II director if elected. We have no reason to believe that any nominee will be unable to serve.

Our Board of Directors unanimously recommends a vote “FOR” all of the named nominees.

BOARD COMPOSITION

Our Board of Directors currently has 13 members. Our current Board of Directors is divided into three classes with directors elected for overlapping three-year terms:

•	The current term for directors in Class II (David A. Friedman, Yael Garten, Jenny Ming and Joshua E. Prime) will end at the 2024 annual meeting of shareholders;
•	The term for directors in Class III (Troy M. Alstead, Charles (“Chip”) V. Bergh(1), Robert A. Eckert, Michelle Gass and David Marberger) will end at the 2025 annual meeting of shareholders; and
•	The term for directors in Class I (Jill Beraud, Spencer C. Fleischer, Christopher J. McCormick and Elliott Rodgers) will end at the 2026 annual meeting of shareholders.

At each annual meeting of shareholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified or, if sooner, their death, resignation or removal. We expect that additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Our corporate governance guidelines provide that directors are expected to attend our annual meetings of shareholders. All of our then-serving directors attended the 2023 annual meeting of shareholders.

(1)	Mr. Bergh is expected to retire from our Board of Directors on April 26, 2024. Upon his retirement, the number of members serving on our Board of Directors will decrease from 13 to 12.

2024 PROXY STATEMENT	11

Back to Contents

BOARD OF DIRECTORS

NOMINEES FOR ELECTION AS CLASS II DIRECTORS

The following is a brief biography of each nominee for Class II director and a discussion of his or her specific experience, qualifications, attributes or skills that led the Nominating, Governance and Corporate Citizenship Committee and our Board of Directors to recommend him or her as a nominee for Class II director.

DAVID A. FRIEDMAN

CAREER HIGHLIGHTS:

•

Retired Senior Principal, Emeritus Chief Executive Officer and past-Chair of the Board, and past President and Chief Executive Officer of Forell/Elsesser Engineers, with over 40 years of professional practice in structural and earthquake engineering.

•

President and member of the Board of Directors for the Earthquake Engineering Research Institute, which disseminates lessons learned from earthquakes around the world, and served on its post-earthquake reconnaissance teams in Kobe, Japan in 1995 and Wenchuan, China in 2008.

•

Involved in many institutional, academic, philanthropic and not-for-profit boards, including the San Francisco Planning and Urban Research Association, the University of California, Berkeley Foundation, the Jewish Home and Senior Living Foundation, Jewish Senior Living Group and GeoHazards International.

•

A licensed structural engineer in California, Nevada and British Columbia.

KEY QUALIFICATIONS:

Mr. Friedman was selected to join our Board of Directors due to his broad professional experience, as well as his extensive background with our company arising from his familial connection to our founder.

Retired; Former Senior Principal, Emeritus Chief Executive Officer and past-Chair of the Board, Forell/Elsesser Engineers

AGE: 70

DIRECTOR SINCE: 2018

COMMITTEES: Compensation and Human Capital Committee, Nominating, Governance and Corporate Citizenship Committee

YAEL GARTEN

CAREER HIGHLIGHTS:

•

Director, AI/ML Data Science and Engineering, Apple, Inc. from August 2017 through June 2023.

•

Worked at LinkedIn Corporation in a number of positions from October 2011 to August 2017, including as Director of Data Science from October 2015 to August 2017.

•

Research Scientist and Text Mining Lead at Stanford University School of Medicine before joining LinkedIn.

•

Serves on the Board of Directors of Fiverr International Ltd.

KEY QUALIFICATIONS:

Dr. Garten was selected to join our Board of Directors for her expertise in data science, artificial intelligence and machine learning, and converting data into actionable product and business strategy. She has applied this expertise across products and services with massive global user bases.

Former Director, AI/ML Data Science and Engineering, Apple AGE: 45 DIRECTOR SINCE: 2020 COMMITTEES: Audit Committee, Nominating, Governance and Corporate Citizenship Committee

12	LEVI STRAUSS & CO.

Back to Contents
JENNY MING

CAREER HIGHLIGHTS:

•

Chief Executive Officer of Rothy’s, Inc., a manufacturer of shoes, handbags and accessories, since January 2024 and a member of the Rothy’s, Inc. Board of Directors since June 2022.

•

President and Chief Executive Officer of Charlotte Russe Inc., a fast-fashion specialty retailer of apparel and accessories catering to young women, from October 2009 to February 2019. In February 2019, Charlotte Russe Inc. filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.

•

Was a member of Gap Inc.’s executive team that launched Old Navy, a $7 billion brand in Gap Inc.’s portfolio. Served as its first President from March 1999 to October 2006, where she oversaw all aspects of Old Navy and its 900 retail clothing stores in the United States and Canada.

•

Joined Gap Inc. in 1986, serving in various executive capacities at its San Francisco headquarters.

•

Serves on the Board of Directors of Kendra Scott, LLC, and Kaiser Hospital Health Plan. Former director of Affirm Holdings, Inc. and Poshmark, Inc.

KEY QUALIFICATIONS:

Ms. Ming was selected to join our Board of Directors due to her extensive operational and retail leadership experience in the apparel industry.

Chief Executive Officer and Director, Rothy’s, Inc. AGE: 68 DIRECTOR SINCE: 2014 COMMITTEES: Nominating, Governance and Corporate Citizenship Committee, Compensation and Human Capital Committee

JOSHUA E. PRIME

CAREER HIGHLIGHTS:

•

Co-President, Argonaut Securities Company

•

Partner, Idea Generation and Research, at Indaba Capital Management, L.P., where he served from its founding in 2010 until 2024.

•

Manager of retail strategy for the Americas Region of Levi Strauss & Co. from 2007 to 2009.

•

Served as an analyst in merger arbitrage, special situations and credit at Farallon Capital Management, L.L.C. from 1999 to 2005.

KEY QUALIFICATIONS:

Mr. Prime was selected to join our Board of Directors due to his broad professional experience, including with our company, and his extensive background with the company arising from his familial connection to our founder.

Co-President, Argonaut Securities Company AGE: 46 DIRECTOR SINCE: 2019 COMMITTEES: Audit Committee, Finance Committee

2024 PROXY STATEMENT	13

Back to Contents

CONTINUING DIRECTORS

The following is a brief biography of each director whose term will continue after the annual meeting.

TROY M. ALSTEAD

CAREER HIGHLIGHTS:

•

Founder and President of Table 47, Ocean5, a restaurant and social concept, and The Cup Coffee Lounge.

•

Retired from Starbucks Corporation in February 2016 after 24 years with the company, having most recently served as Chief Operating Officer.

•

Held the positions of Group President, Chief Financial Officer and Chief Administrative Officer of Starbucks.

•

Spent a decade in Starbucks international business, including roles as Senior Leader of Starbucks International, President of Europe, Middle East and Africa headquartered in Amsterdam and Chief Operating Officer of Starbucks Greater China headquartered in Shanghai.

•

Currently serves as a director of Harley-Davidson, Inc., Array Technologies, Inc., and OYO Global.

KEY QUALIFICATIONS:

Mr. Alstead brings to our Board of Directors his broad financial and business perspective developed over many years in the global consumer goods industry.

Founder and President, Table 47, Ocean5, and The Cup Coffee Lounge AGE: 60 DIRECTOR SINCE: 2012 COMMITTEES: Audit Committee (Chair), Compensation and Human Capital Committee

JILL BERAUD

CAREER HIGHLIGHTS:

•

Retired Chief Executive Officer of Ippolita, a privately held luxury jewelry company with distribution in high-end department stores, flagship and ecommerce, from October 2015 until September 2018.

•

Executive Vice President for Tiffany & Co., with responsibility for its Global Retail Operations and E-Commerce with oversight of strategic store development and real estate from October 2014 until June 2015.

•

Served as Chief Executive Officer for Living Proof, Inc., a privately held company that uses advanced medical and materials technologies to create hair care and skin care products for women from December 2011 to October 2014.

•

Served as President of Starbucks/Lipton Joint Ventures and Chief Marketing Officer of PepsiCo Americas Beverages from July 2009 to June 2011, and PepsiCo’s Global Chief Marketing Officer from December 2008 to July 2009.

•

Spent 13 years at Limited Brands in various roles, including Chief Marketing Officer of Victoria’s Secret and Executive Vice President of Marketing for its broader portfolio of specialty brands, including Bath & Body Works, C.O. Bigelow, Express, Henri Bendel and Limited Stores.

•

Director of Revance Therapeutics, Inc. and Chair of the Board for the Fashion for Good BV.

KEY QUALIFICATIONS:

Ms. Beraud was selected to join our Board of Directors due to her extensive marketing, social media and consumer branding experience, as well as her extensive managerial and operational knowledge in the apparel and other consumer goods industries.

Retired; Former Chief Executive Officer, Ippolita AGE: 63 DIRECTOR SINCE: 2013 COMMITTEES: Finance Committee (Chair), Compensation and Human Capital Committee

14	LEVI STRAUSS & CO.

Back to Contents
CHARLES (“CHIP”) V. BERGH

CAREER HIGHLIGHTS:

•

Executive Vice Chair of our Board of Directors; President and Chief Executive Officer of Levi Strauss & Co. from September 2011 until January 2024.

•

Joined LS&Co. after a distinguished career at Procter & Gamble. His last assignment was leading the Gillette integration following P&G’s $57 billion acquisition of that business and running the Gillette Blades & Razors business and the entire Male Grooming portfolio of P&G.

•

Twenty-eight-year career at P&G included roles of increasing scope and complexity and included a six-year assignment as Regional President of Southeast Asia, India and Australia.

•

Currently serves as the non-executive Chairman of HP Inc.

•

Previously served on the Board of Directors for VF Corporation, the Singapore Economic Development Board and was a member of the US ASEAN Business Council, Singapore.

KEY QUALIFICATIONS:

Mr. Bergh’s position as our Executive Vice Chair of the Board of Directors and former President and Chief Executive Officer and his past experience as a leader of large, global consumer brands make him well suited to be a member of our Board of Directors.

Mr. Bergh is expected to retire from our Board of Directors on April 26, 2024 and will step down from the Board on that date.

Executive Vice Chair of the Board of Directors, Levi Strauss & Co. AGE: 66 DIRECTOR SINCE: 2011 COMMITTEES: None

ROBERT A. ECKERT

CAREER HIGHLIGHTS:

•

Chair of our Board of Directors, a position he has held since 2021.

•

Operating Partner of FFL Partners, LLC, a private equity firm, since September 2014.

•

Chairman Emeritus of Mattel, Inc., a role he has held since January 2013.

•

Chairman and Chief Executive Officer of Mattel from May 2000 until December 2011, and he continued to serve as its Chairman until December 2012.

•

Previously worked for Kraft Foods, Inc. for 23 years, and served as President and Chief Executive Officer from October 1997 until May 2000.

•

Group Vice President of Kraft Foods from 1995 to 1997, and President of the Oscar Mayer foods division of Kraft Foods from 1993 to 1995.

•

Currently a director of Uber Technologies, Inc., Amgen, Inc., Eyemart Express Holdings, LLC and Quinn Group Inc. Previously served on the Board of Directors for McDonald’s Corporation.

KEY QUALIFICATIONS:

Mr. Eckert was selected to join our Board of Directors due to his experience as a senior executive engaged with the dynamics of building global consumer brands through high performance expectations, integrity and decisiveness in driving businesses to successful results.

Operating Partner, FFL Partners, LLC AGE: 69 DIRECTOR SINCE: 2010 COMMITTEES: Nominating, Governance and Corporate Citizenship Committee (Chair), Compensation and Human Capital Committee

2024 PROXY STATEMENT	15

Back to Contents
SPENCER C. FLEISCHER

CAREER HIGHLIGHTS:

•

Current Chairman and former Managing Partner of FFL Partners, LLC, a private equity firm.

•

Spent 19 years at Morgan Stanley & Company as an investment banker and senior leader, leading business units in Asia, Europe and the United States, before co-founding FFL Partners, LLC in 1997.

•

Currently serves as a director of The Clorox Company and Americans for Oxford, Inc.

KEY QUALIFICATIONS:

Mr. Fleischer was selected to join our Board of Directors due to his broad financial and international business perspectives developed over many years in the private equity and investment banking industries.

Chairman, FFL Partners, LLC AGE: 70 DIRECTOR SINCE: 2013 COMMITTEES: Compensation and Human Capital Committee (Chair), Finance Committee

MICHELLE GASS

CAREER HIGHLIGHTS:

•

President, Chief Executive Officer of Levi Strauss & Co. since January 2024 and a Director since 2023.

•

Previously served as President of Levi Strauss & Co. from January 2023 to January 2024.

•

Previously Chief Executive Officer of Kohl’s Corporation from May 2018 until December 2022 where she led the company’s effort to become a leading omnichannel retailer while acquiring and elevating notable national brand partnerships, including the long-term partnership with Sephora. Held positions of Chief Merchandising and Customer Officer and Chief Customer Officer at Kohl’s prior to becoming Chief Executive Officer.

•

Served in a variety of leadership roles at Starbucks Corporation across marketing, global strategy, and merchandising for more than 16 years, including President, Starbucks Europe, Middle East and Africa and Executive Vice President, Marketing and Category.

•

Served in product development and brand management roles at Procter and Gamble before joining Starbucks.

•

Serves on the Board of Directors of PepsiCo, Inc. Previously served on the Board of Directors of Kohl’s Corporation.

KEY QUALIFICATIONS:

Ms. Gass’ position as our President and Chief Executive Officer and her deep retail and omni-channel experience combined with her track record of building brands and meaningful innovation make her well suited to serve as a member of our Board of Directors.

President and Chief Executive Officer, Levi Strauss & Co. AGE: 56 DIRECTOR SINCE: 2023 COMMITTEES: None

16	LEVI STRAUSS & CO.

Back to Contents
DAVID MARBERGER

CAREER HIGHLIGHTS:

•

Executive Vice President and Chief Financial Officer at Conagra Brands, Inc, a branded food company, since 2016.

•

Chief Financial Officer at Prestige Brands, a provider of over-the-counter health care products with a portfolio of over 80 brands.

•

Chief Financial Officer of Godiva Chocolatier for seven years, where he was responsible for the finance, accounting, audit, tax and IT functions, in addition to overseeing Godiva’s worldwide strategic planning process.

•

Chief Financial Officer of Tasty Baking Company.

•

Held finance roles with increasing responsibility at Campbell Soup Company.

KEY QUALIFICATIONS:

Mr. Marberger was selected to join our Board of Directors due to his extensive experience overseeing financial functions, investor relations, information technology and mergers and acquisitions and his work with leading brands. Mr. Marberger was appointed on January 9, 2024 to fill the seat vacated by Ms. Patricia Salas Pineda.

Executive Vice President and CFO of Conagra Brands, Inc. AGE: 59 DIRECTOR SINCE: 2024 COMMITTEES: Audit Committee and Finance Committee

CHRISTOPHER J. McCORMICK

CAREER HIGHLIGHTS:

•

Served as President and Chief Executive Officer of L.L. Bean, Inc. from 2001 until 2016.

•

Senior Vice President and Chief Marketing Officer of L.L. Bean from 2000 to 2001.

•

Joined L.L. Bean in 1983, previously serving in a number of senior and executive level positions in advertising and marketing.

•

Director of Big Lots!, Inc. and a former director of Sun Life Financial, Inc.

KEY QUALIFICATIONS:

Mr. McCormick brings to our Board of Directors his deep channel knowledge and ecommerce and direct marketing experience.

Retired; Former President and Chief Executive Officer, L.L. Bean, Inc AGE: 68 DIRECTOR SINCE: 2016 COMMITTEES: Audit Committee, Nominating, Governance and Corporate Citizenship Committee

2024 PROXY STATEMENT	17

Back to Contents
ELLIOTT RODGERS

CAREER HIGHLIGHTS:

•

Executive Vice President and Chief Operations Officer at Foot Locker, Inc. since December 2022.

•

Chief People Officer at project44, a supply chain visibility platform from October 2021 to December 2022

•

Previously was Chief Information Officer and Chief Supply Chain Officer of Ulta Beauty. Joined Ulta Beauty in 2013 and served in a number of senior positions where he led distribution, transportation, supplier operations, sales and operations planning, and supply chain strategy.

•

Led the transformation of Ulta Beauty’s supply chain in support of its strategic imperatives.

•

Held operational leadership roles spanning retail, financial services, and logistics at Target, Citibank and the United States Army.

•

Served in various assignments as an Army Officer, including leading logistics support operations for humanitarian service missions.

KEY QUALIFICATIONS:

Mr. Rodgers was selected to join our Board of Directors due to his broad professional experience and his extensive operational, technology and retail leadership experience.

Executive Vice President and Chief Operations Officer, Foot Locker, Inc. AGE: 48 DIRECTOR SINCE: 2020 COMMITTEES: Finance Committee, Nominating, Governance and Corporate Citizenship Committee

18	LEVI STRAUSS & CO.

Back to Contents

DIRECTOR SKILLS AND QUALIFICATIONS

The table below summarizes the key qualifications, skills and attributes that our Board has determined are most relevant to service on our Board. A mark next to a qualification or skill indicates a specific area of focus or expertise on which the Board particularly relies. Not having a mark does not mean the director does not possess that qualification or skill. Our directors’ biographies describe each director’s background and relevant experience in more detail.

Consumer Brand and Marketing Strategy
Corporate Citizenship / Sustainability
Governance
Financial
Global
Omnichannel
Digital / Technology / Artificial Intelligence / Cybersecurity
Apparel
Supply Chain / Logistics
Human Resources
Gender Diversity Individuals who self-identify as female.
Racial Diversity
Individuals who self-identify as Black, African American, Hispanic, Latinx, Asian, Pacific Islander, Native American, Native Hawaiian, two or more races or ethnicities or Alaskan Native.

2024 PROXY STATEMENT	19

Back to Contents

DIRECTOR NOMINATION PROCESS

IDENTIFICATION AND CONSIDERATION OF NEW NOMINEES

The Nominating, Governance and Corporate Citizenship Committee believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics and the ability to read and understand basic financial statements. The Nominating, Governance and Corporate Citizenship Committee also will consider factors such as whether a director nominee possesses business and other relevant expertise to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, demonstrates excellence and a record of accomplishment in his or her field, has the ability to exercise sound business judgment and has the independence of mind and strength of character to rigorously represent the long-term interests of our shareholders. However, from time to time, the Board may change the criteria for Board membership at its discretion. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of shareholders. In conducting this assessment, the Board considers diversity (including, among other things, race, ethnicity, cultural background, gender, geography, sexual orientation and areas of expertise), age, skills, integrity, strength of character, judgment and other factors that it deems appropriate to maintain a balance of knowledge, experience and capability on the Board.

SHAREHOLDER NOMINATIONS

The Nominating, Governance and Corporate Citizenship Committee will consider director candidates recommended by shareholders. The Nominating, Governance and Corporate Citizenship Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a shareholder. Shareholders who wish to recommend individuals for consideration by the Nominating, Governance and Corporate Citizenship Committee to become nominees for election to our Board of Directors may do so by delivering a written recommendation to the Nominating, Governance and Corporate Citizenship Committee at 1155 Battery Street, San Francisco, CA 94111 in accordance with the procedures set forth in our bylaws. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

DIRECTOR INDEPENDENCE

As required by New York Stock Exchange (“NYSE”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. Our Board of Directors consults with counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of independent, including those set forth in applicable NYSE listing standards, as in effect from time to time. In addition, the charters of the committees of our Board of Directors prohibit members from having any relationship that would interfere with the exercise of their independence from management and our company. The fact that a Board member may own capital stock in the Company is not, by itself, considered an interference with independence under these charters.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and our company, senior management and our independent auditors, our Board of Directors has affirmatively determined that all of our directors are independent, with the exception of Mr. Bergh and Ms. Gass, who serve as executive officers.

FAMILY RELATIONSHIPS

Each of Mr. Friedman and Mr. Prime, either directly or by marriage, is a descendant of the family of our founder, Levi Strauss.

20	LEVI STRAUSS & CO.

Back to Contents

BOARD LEADERSHIP

The Board of Directors believes that, at this time, it is in the best interests of the company and its shareholders to separate the Chair of the Board and Chief Executive Officer roles and for our Chair to be independent. Currently, Mr. Eckert serves as our independent Chair of the Board. The principal duty of the Chair is to lead and oversee the Board. In the event of a non-independent Chair, the Board may also nominate a person to serve as a lead independent director for election by the independent directors.

Our corporate governance guidelines are available under the “Governance” tab of our website at investors.levistrauss.com.

BOARD SELECTION CRITERIA

Our Board of Directors seeks members who are committed to the values of our company and are, by reason of their character, judgment, knowledge and experience, capable of contributing to the effective governance of our company.

In reaching this determination, our Board of Directors considers, among other things, each candidate’s:

•	business and other relevant expertise to offer advice and guidance to management;
•	sufficient time to devote to the affairs of the Company;
•	excellence and a record of accomplishment in his or her field;
•	the ability to exercise sound business judgment; and
•	the commitment, independence of mind and strength of character to rigorously represent the long-term interests of our shareholders.

Our Board of Directors also considers diversity (including, among other things, race, ethnicity, cultural background, gender, geography, sexual orientation and areas of expertise), age, skills, integrity, strength of character, judgment and other factors that it deems appropriate to maintain a balance of knowledge, experience and capability on the Board. The Board is committed to actively seeking out diverse candidates, including qualified women and individuals from minority and other backgrounds described above, to include in the pool from which nominees for the Board are selected. The Nominating, Governance and Corporate Citizenship Committee assesses the effectiveness of these efforts by examining the overall composition of the Board, assessing how individual director candidates, including incumbent directors, can contribute to the overall success of the Board, and reviewing individual, committee and Board evaluation results.

For incumbent directors whose terms of office are set to expire, the Board reviews those directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence.

Our corporate governance guidelines provide that all directors are subject to a mandatory retirement age of 72, unless waived by our Board of Directors in its discretion.

2024 PROXY STATEMENT	21

Back to Contents

COMMITTEE MEMBERSHIP AND STRUCTURE

Our Board of Directors has established four standing committees: an Audit Committee, a Compensation and Human Capital Committee, a Finance Committee and a Nominating, Governance and Corporate Citizenship Committee, each of which has the composition and responsibilities described below. From time to time, our Board of Directors may establish other committees to facilitate the management of our business. Below is a high-level description of each committee of our Board of Directors. More detailed information on the standing committees, including their written charters, is available under the “Governance” tab of our website at investors.levistrauss.com.

	MEMBERS:	Joshua E. Prime	Christopher J. McCormick	David Marberger	Yael Garten	Troy M. Alstead Chair
AUDIT COMMITTEE

MEETINGS IN FISCAL YEAR 2023: 6

PRIMARY RESPONSIBILITIES:

•  Provides assistance to our Board of Directors in its oversight of the integrity of our financial statements and disclosures related to environment, health and safety, corporate citizenship, public policy and community involvement (“ESG”), accounting and financial reporting processes, systems of internal control over financial reporting and compliance with legal and regulatory requirements.

•  Meets with our management regularly to discuss our critical accounting policies, internal controls over financial reporting and our financial reports to the public.

•  Meets with our independent registered public accounting firm and with our financial personnel and internal auditors regarding these matters.

•  Examines the qualifications, selection, independence and performance of our independent registered public accounting firm, and the performance, design and implementation of the internal audit function.

•  Has sole and direct authority to engage, appoint, evaluate and replace our independent auditor. Both our independent registered public accounting firm and our internal auditors regularly meet privately with, and have unrestricted access to, the Audit Committee.

•  Evaluates risk and policies for risk management and assessment, including material litigation instituted against the Company and resolution of any ethics issues.

Our Board of Directors has determined that each member of the Audit Committee satisfies the independence requirements for Audit Committee members of the U.S. Securities and Exchange Commission (“SEC”) and under the listing standards of the NYSE and Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and meets the financial literacy requirements under the rules and regulations of the NYSE and the SEC. Each of Mr. Alstead and Mr. Marberger has been determined to be an “audit committee financial expert,” as defined by SEC rules, based on their professional qualifications and experience described above in their biography in “Continuing Directors.”

The Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. This charter is available under the “Governance” tab of our website at investors.levistrauss.com.

22	LEVI STRAUSS & CO.

Back to Contents
	MEMBERS:	Jenny Ming	David A. Friedman	Robert A. Eckert	Jill Beraud	Troy M. Alstead	Spencer C. Fleischer Chair
COMPENSATION AND HUMAN CAPITAL COMMITTEE

MEETINGS IN FISCAL YEAR 2023: 4

PRIMARY RESPONSIBILITIES:

•  Provides assistance to our Board of Directors in its oversight of our compensation, benefits and human resources programs and of CEO and senior management performance, composition and compensation.

•  Reviews our compensation and benefits objectives and performance against those objectives, reviews market conditions and practices and our strategy and processes for making compensation decisions and annually determines and approves (or, in the case of our CEO, recommends to our Board of Directors) the annual and long-term compensation for our executive officers, including our long-term incentive compensation plans.

•  Reviews our short- and long-term succession planning process for all our senior executives, including our CEO.

•  Reviews with management our Compensation Discussion and Analysis and considers whether to recommend that it be included in our SEC filings.

•  Reviews our policies and strategies relating to culture, recruiting, retention, career development and progression, talent planning and diversity and inclusion.

•  Reviews the compensation and benefits of our non-employee directors.

Our Board of Directors has determined that each member of the Compensation and Human Capital Committee is a non-employee member of our Board of Directors as defined in Rule 16b-3 under the Exchange Act and an outside director as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The composition of the Compensation and Human Capital Committee meets the requirements for independence under the current listing standards of the NYSE and current SEC rules and regulations.

The Compensation and Human Capital Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. Under this charter, the Compensation and Human Capital Committee may, in its discretion, delegate its duties to a subcommittee. This charter is available under the “Governance” tab of our website at investors.levistrauss.com.

The specific determinations of the Compensation and Human Capital Committee with respect to executive compensation for fiscal year 2023 are described in greater detail under “Compensation Discussion and Analysis.”

2024 PROXY STATEMENT	23

Back to Contents
	MEMBERS:	Elliott Rodgers	Joshua E. Prime	David Marberger	Spencer C. Fleischer	Jill Beraud Chair
FINANCE COMMITTEE

MEETINGS IN FISCAL 2023: 6

PRIMARY RESPONSIBILITIES:

•  Provides assistance to our Board of Directors in its oversight of our financing strategies and execution, financial condition, capital structure, equity and debt financings, capital expenditures, cash management, banking activities and relationships, investments, credit arrangements, financial transactions and planning, shareholder financial matters, real estate transactions and relationships with shareholders, creditors and other members of the financial community.

•  Reviews and makes recommendations to the Board regarding dividends, stock repurchases and other sources of shareholder liquidity. Evaluates and approves mergers, acquisitions, disposals, joint ventures, partnerships and investment opportunities.

•  Reviews capital structure and returns from various aspects of operations.

The Finance Committee operates under a written charter, which is available under the “Governance” tab of our website at investors.levistrauss.com.

	MEMBERS:	Elliott Rodgers	Jenny Ming	Christopher J. McCormick	Yael Garten	David A. Friedman	Robert A. Eckert Chair
NOMINATING, GOVERNANCE AND CORPORATE CITIZENSHIP COMMITTEE

MEETINGS IN 2023: 5

PRIMARY RESPONSIBILITIES:

•  Responsible for identifying qualified candidates for, and making recommendations regarding the size, structure, composition and functioning of, our Board of Directors in light of, among other factors, directors’ skills, experience, diversity, independence and availability of service.

•  Responsible for overseeing our corporate governance matters, reporting and making recommendations to our Board of Directors concerning corporate governance matters, developing and recommending to the Board corporate governance guidelines applicable to the Company and reviewing the performance of the Chair of our Board of Directors and our CEO.

•  Reviews periodically the self-evaluations of the Board and its committees and makes recommendations concerning the structure and membership of the other committees.

•  Assists our Board of Directors with oversight and review of corporate citizenship and sustainability matters which may have a significant impact on us.

•  Reviews the composition of our Board in light of directors’ integrity, strength of character, judgment, skills, experience, diversity (including, among other things, race, ethnicity, cultural background, age, gender, sexual orientation and areas of expertise), independence and availability of service to the Company, and recommends nominees for each annual election of directors and to fill any vacancies on our Board.

The composition of the Nominating, Governance and Corporate Citizenship Committee meets the requirements for independence under the current listing standards of the NYSE and current SEC rules and regulations.

The Nominating, Governance and Corporate Citizenship Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. This charter is available under the “Governance” tab of our website at investors.levistrauss.com.

24	LEVI STRAUSS & CO.

Back to Contents

MEETINGS OF OUR BOARD

Our Board of Directors met five times during the last fiscal year. Each director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

In accordance with our corporate governance guidelines and applicable NYSE listing standards, executive sessions of non-management directors are scheduled for every meeting of our Board of Directors and at such other times as our non-management directors see fit. All executive sessions of non-management directors are presided over by the Chair of our Board of Directors. In the absence of the Chair of our Board of Directors, the participating non-management directors will select a director to preside over an executive session.

BOARD RESPONSIBILITIES

KEY RESPONSIBILITIES OF THE BOARD

OVERSIGHT OF STRATEGY	OVERSIGHT OF RISK	SUCCESSION PLANNING

The Board provides unique insights into the strategic issues facing the company. The Board and its committees provide guidance and oversight to management with respect to our business strategy throughout the year. As part of its oversight of business strategy, the Board:

•  Reviews our annual and long-term strategic and financial plans;

•  Receives regular reports from the various business leads regarding our performance, risks facing the business and our competitive position;

•  Reviews and assesses our results and competitive position; and

•  Discusses external factors affecting the company.

As described below, the Board of Directors has ultimate responsibility for risk oversight under our risk management framework. The Board oversees policies and procedures for assessing and managing risk, while management is responsible for assessing and managing our exposures to risk on a day-to-day basis. The Board executes its duty both directly and through its committees, as outlined more fully below.

Our leadership team is an important element in our future success.

•  Our Chair leads the Board in CEO succession planning.

•  As disclosed in January 2024, Michelle Gass assumed the role of Chief Executive Officer in January 2024.

•  Through its Compensation and Human Capital Committee, the Board also oversees succession planning for other leadership roles, including executive officers and key members of senior management.

2024 PROXY STATEMENT	25

Back to Contents

BOARD’S ROLE IN RISK MANAGEMENT

Management is responsible for the day-to-day management of the risks facing our company, while our Board of Directors—as a whole and through its committees—has responsibility for the oversight of risk management.

BOARD OVERSIGHT
Responsible for the oversight of risk management as a whole and through its committees(1).

AUDIT COMMITTEE	COMPENSATION AND HUMAN CAPITAL COMMITTEE	FINANCE COMMITTEE	NOMINATING, GOVERNANCE AND CORPORATE CITIZENSHIP COMMITTEE

•  Reviews our major financial risk and enterprise exposures, risks related to ESG and the steps management has taken to monitor and control such exposures, along with management and the independent registered public accounting firm.

•  At each meeting, reviews the risks related to the company’s information technology use and protection, including but not limited to data governance, privacy, IT risks, compliance, cybersecurity and significant legislative and regulatory developments that could materially impact the Company.

•  Reviews the risks arising from our compensation policies and practices applicable to all employees and to evaluate policies and practices that could mitigate any such risk.

•  Consults with its compensation consultant, Semler Brossy, on such matters.

•  Reviews the development, implementation and effectiveness of policies and strategies relating to human capital, including but not limited to those regarding culture, recruiting, retention, career development and progression, talent planning and diversity and inclusion.

		• Reviews the risks associated with our capital structure, investment policies, financing needs, long-term financing strategy, banking relationships, credit rating agency relationships and compliance with credit agreement and bond indenture covenants.	• Reviews the risks associated with our corporate citizenship and sustainability initiatives, and reviews with management our corporate governance policies.

MANAGEMENT OVERSIGHT
•	Responsible for the day-to-day management of the risks facing our company.
•	Engages our Board of Directors in discussions concerning risk periodically and, as needed, addresses the topic as part of the annual planning discussions where our Board of Directors and management review key risks to our plans and strategies and the mitigation plans for those risks.

(1)	More detailed information on the standing committees, including their written charters, is available under the “Governance” tab of our website at investors.levistrauss.com.
(2)	Semler Brossy provided no services to LS&Co. other than those in support of the Compensation and Human Capital Committee.

26	LEVI STRAUSS & CO.

Back to Contents

SPEAKING UP

During our 170 years of business, we have built a platform to drive meaningful social change and environmental action. Over the years we have taken stands on issues such as gun violence prevention, equitable access to the polls, the rights of LGBTQIA+ people and many other issues that are important to our business, our customers and the communities we serve. The Levi Strauss Foundation—a separately run charitable foundation, with its own distinct board of directors (11 of the 12 members of the Foundation’s board of directors are not members of the company’s board of directors), which makes charitable grants at its own discretion and to which the company contributes funds—and the company underpin these efforts with grantmaking support to organizations working for lasting changes on these and other important issues.

We review with the Nominating, Governance and Corporate Citizenship Committee the issues on which we are contemplating taking a stand and with the full Board of Directors where appropriate. The Board of Directors and the Nominating, Governance and Corporate Citizenship Committee also approve on an annual basis the Company’s annual donation to the Levi Strauss Foundation. In determining which issues to support, we seek issues that directly affect our business and our people and discuss the business, and sometimes moral, case for taking action. We also take into consideration and discuss with the Nominating, Governance and Corporate Citizenship Committee and, as appropriate, the Board, among other things, the potential impact on our business, customers, employees and communities in which we do business, risks related to taking a stand, measures to address and mitigate such risks and how best to communicate our stance on such issues.

We intend to continue advocating for social change and encouraging others to do the same wherever we see opportunities to contribute to a more just, safe and inclusive society.

WORLDWIDE CODE OF BUSINESS CONDUCT

We have adopted a Worldwide Code of Business Conduct, applicable to all of our directors and employees (including our President and CEO, Chief Financial Officer, Controller and other senior financial employees). The Worldwide Code of Business Conduct covers a number of topics, including: accounting practices and financial communications; conflicts of interest; confidentiality; corporate opportunities; insider trading; and compliance with laws. The Worldwide Code of Business Conduct is available under the “Governance” tab of our website at investors.levistrauss.com. If we grant a waiver of the Worldwide Code of Business Conduct to one of our officers, we will disclose this waiver on our website.

SHAREHOLDER ENGAGEMENT

The Board and the Nominating, Governance and Corporate Citizenship Committee oversee the company’s shareholder engagement practices. We engage with shareholders on issues related to corporate governance, executive compensation and composition, sustainability, company performance and other areas of focus for shareholders. Our engagement with shareholders helps us better understand our shareholders’ priorities and perspectives. We take insights from this feedback into consideration and share them with our Board as we review and evolve our practices and disclosures.

SHAREHOLDER COMMUNICATIONS WITH OUR BOARD

Over the years, our Board of Directors and management have had a rich dialogue with shareholders about important issues, and we have in place an effective process that has ensured that various shareholder inputs are heard by our Board of Directors and management.

Our Board of Directors has adopted a formal process by which shareholders may communicate with our Board of Directors or any of its members. Shareholders who wish to communicate with our Board of Directors or an individual director may do so by sending written communications addressed to Levi Strauss & Co., Attn: Corporate Secretary, 1155 Battery Street, San Francisco, CA 94111. Written communications may be submitted anonymously or confidentially and may, at the discretion of the person submitting the communication, indicate whether the person is a shareholder or other interested party. All communications will be compiled by the Corporate Secretary and reviewed to determine whether it is appropriate for presentation to our Board of Directors or such individual director. Communications determined by the Corporate Secretary to be appropriate for presentation to the Board of Directors or such individual director will be submitted to the Board of Directors or such individual director on a periodic basis.

2024 PROXY STATEMENT	27

Back to Contents

Any interested person may communicate directly with our non-management or independent directors as a group. Persons interested in communicating directly with our non-management or independent directors regarding their concerns or issues may do so by addressing correspondence to a particular director, or to the independent or non-management directors generally, in care of Levi Strauss & Co. at 1155 Battery Street, San Francisco, CA 94111. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the relevant committee chair.

RELATED PARTY TRANSACTION POLICY

We have a written policy concerning the review and approval of related party transactions. Potential related party transactions are identified through an internal review process that includes a review of director and officer questionnaires and a review of any payments made in connection with transactions in which related persons may have had a direct or indirect material interest. Any business transactions or commercial relationships between us and any of our directors or shareholders, any of their immediate family members or any related person (as defined in Item 404 of Regulation S-K), are reviewed by the Nominating, Governance and Corporate Citizenship Committee and must be approved by at least a majority of the disinterested members of our Board of Directors. Business transactions or commercial relationships between us and our named executive officers (“NEOs”) who are not directors, or any of their immediate family members, requires approval from our CEO with reporting to the Audit Committee. Our NEOs are disclosed under “Compensation Discussion and Analysis.”

RELATED PARTY TRANSACTIONS

During fiscal year 2023, there have been no transactions to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our then directors, executive officers or holders of more than 5% of Class A and Class B common stock on a combined basis at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest, other than as noted below.

REGISTRATION RIGHTS AGREEMENT

In connection with our initial public offering in 2019, we entered into a registration rights agreement with certain holders of our capital stock, including Mr. Friedman, Mr. Prime, Mimi L. Haas, Margaret E. Haas, Robert D. Haas, the Peter E. Haas Jr. Family Fund, Bradley J. Haas, Daniel S. Haas and Jennifer C. Haas. Pursuant to the registration rights agreement, holders of more than 80% of our Class B common stock have certain contractual rights with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the shares of Class A common stock issuable upon conversion of their Class B common stock (“registrable securities”).

•	“Piggyback” Registration Rights. If we intend to register any of our securities for public sale, the holders of any then-outstanding registrable securities will be entitled to notice of, and will have the right to include their registrable securities in, such registration. These “piggyback” registration rights will be subject to specified conditions and limitations, including the right of the underwriters of any underwritten offering to limit the number of registrable securities to be included in such offering (but in no case below 50% of the total number of securities included in such offering).
•	Registration on Form S-3. If we are eligible to file a registration statement on Form S-3, the holders of any then-outstanding registrable securities will have the right to demand that we file registration statements on Form S-3. This right to have registrable securities registered on Form S-3 will be subject to specified conditions and limitations.
•	Expenses of Registration. Subject to specified conditions and limitations, we will pay all expenses relating to any registration made pursuant to the registration rights agreement, other than underwriting discounts, selling commissions, certain stock transfer taxes and certain fees and disbursements of counsel to such holders.
•	Termination of Registration Rights. The registration rights of any particular holder of registrable securities will not be available when such holder is able to sell all of his, her or its registrable securities during a 90-day period pursuant to Rule 144 or other similar exemption from registration under the Securities Act.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

We have entered into indemnification agreements with each of our directors and executive officers. As permitted by our certificate of incorporation and bylaws, the indemnification agreements require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

OTHER RELATIONSHIPS

Ms. Gass (our President and CEO), Ms. Layney (our Executive Vice President and Chief Human Resources Officer) and Mr. David Jedrzejek (our Senior Vice President and General Counsel) are members of the Board of Directors of the Levi Strauss Foundation, which is not one of our consolidated entities. Mr. Jedrzejek also serves as a Vice President of the Levi Strauss Foundation. Mr. Bergh served as a member of the Board of Directors of the Levi Strauss Foundation until January 29, 2024. We donated $11.3 million and recognized $2.2 million in expenses related to the Levi Strauss Foundation in fiscal year 2023.

28	LEVI STRAUSS & CO.

Back to Contents

NON-EMPLOYEE DIRECTOR COMPENSATION DURING FISCAL YEAR 2023

We provide compensation to our non-employee directors for the time and effort necessary to serve as a member of our Board of Directors. In addition, our non-employee directors are entitled to reimbursement of direct expenses incurred in connection with attending meetings of our Board of Directors or committees thereof.

Compensation for members of our Board of Directors is reviewed by the Compensation and Human Capital Committee and approved by our Board of Directors. The Compensation and Human Capital Committee consults regularly with its compensation consultant, Semler Brossy, which informs it of market trends and conditions, comments on market data relative to the non-employee directors’ current compensation, and provides perspective on other companies’ non-employee director compensation practices.

In fiscal year 2023, director compensation consisted of an annual retainer paid in cash and equity compensation in the form of restricted stock units. The Chair of our Board of Directors also received additional cash and equity retainers and chairs of the committees of our Board of Directors received additional cash retainers, as described below.

ANNUAL CASH RETAINER

In fiscal year 2023, each non-employee director received compensation consisting of an annual cash retainer fee and was eligible to participate in the provisions of our Deferred Compensation Plan that apply to directors. In fiscal year 2023, Spencer C. Fleischer and Elliott Rodgers participated in our Deferred Compensation Plan.

The annual retainer for our non-employee directors is at the rate of $100,000 per fiscal year.

EQUITY COMPENSATION

In fiscal year 2023, each non-employee director also received an annual equity award in the form of restricted stock units (“RSUs”) which are granted under our 2019 Equity Incentive Plan (the “2019 EIP”). The annual equity award value in the form of RSUs granted under our 2019 EIP was $155,000. Our non-employee directors have target stock ownership guidelines of five times their annual retainer, or $500,000, of equity ownership within five years of joining the Board of Directors.

The RSUs are generally granted to continuing directors at the close of business on the date of each annual meeting of the company’s shareholders and vest in full upon the earlier of (i) the day before the next annual meeting of shareholders or (ii) the one-year anniversary of the date of grant. In addition, each director’s initial RSU grant includes a deferral delivery feature, under which the director will not receive the vested awards until six months following the cessation of service on our Board of Directors.

Under the terms of our 2016 Equity Incentive Plan (the “2016 EIP”) and 2019 EIP, recipients of RSUs receive additional grants as a dividend equivalent when our Board of Directors declares a dividend to all shareholders. Dividend equivalents are subject to all the terms and conditions, including vesting, of the underlying RSU Award Agreement to which they relate.

COMPENSATION OF COMMITTEE CHAIRS AND BOARD CHAIR

In addition to the compensation described above, chairs of the committees of our Board of Directors receive an additional retainer fee in the amount of $25,000 for the Audit Committee, $20,000 for the Compensation and Human Capital Committee, and $15,000 for each of the Finance Committee and the Nominating, Governance and Corporate Citizenship Committee.

For fiscal year 2023, Mr. Eckert was the Chair of our Board of Directors and Chair of our Nominating, Governance and Corporate Citizenship Committee. The Chair of our Board of Directors is entitled to receive an additional annual retainer in the amount of $200,000, 50% of which is paid in cash and 50% of which is paid in the form of RSUs. The Chair of our Board of Directors may also receive the additional retainers earned by chairs of the committees of our Board of Directors, if applicable. Mr. Eckert earned an additional retainer for his role as Chair of our Nominating, Governance and Corporate Citizenship Committee.

2024 PROXY STATEMENT	29

Back to Contents

In determining the Chair’s compensation, our Board of Directors reviewed compensation data and market trends as advised by, its compensation consultant, Semler Brossy. The Board of Directors also took into account the Chair’s additional role and responsibilities in interacting with our family shareholders over time.

TYPE OF COMPENSATION	AMOUNT ($)
Annual Cash Retainer	100,000
Additional Annual Cash Retainer for Board Chair	100,000
Additional Annual Cash Retainer for Committee Chairs
Audit	25,000
Compensation and Human Capital	20,000
Finance	15,000
Nominating, Governance and Corporate Citizenship	15,000
Annual Equity Award	155,000
Additional Annual Equity Award for Board Chair	100,000

BOARD COMPENSATION TABLE

The following table sets forth information regarding the compensation earned for service on our Board of Directors during fiscal year 2023 by our non-employee directors. Mr. Bergh and Ms. Gass did not receive any additional compensation for their service on our Board of Directors during fiscal year 2023. Their compensation as NEOs are set forth in the “Summary Compensation Table.”

NAME	FEES EARNED OR PAID IN CASH	STOCK AWARDS(1)	ALL OTHER COMPENSATION(2)	TOTAL
Troy M. Alstead	125,000	154,995	10,542	290,537
Jill Beraud	115,000	154,995	7,515	277,510
Robert A. Eckert(3)	215,000	254,999	25,694	495,693
Spencer Fleischer(4)	120,000	154,995	18,260	293,255
David A. Friedman(5)	100,000	154,995	17,717	272,712
Yael Garten (6)	100,000	154,995	9,386	264,381
Christopher J. McCormick	100,000	154,995	13,633	268,628
Jenny Ming	100,000	154,995	19,309	274,305
Patricia Salas Pineda	100,000	154,995	24,976	279,971
Joshua E. Prime(7)	100,000	154,995	17,389	272,384
Elliott Rodgers (8)	100,000	154,995	15,591	270,586
(1)	These amounts reflect the aggregate grant date fair value of RSUs granted under the 2019 EIP in fiscal year 2023 computed in accordance with FASB ASC 718. See the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2023 for the relevant assumptions used to determine these awards. The following table shows as of November 26, 2023, the aggregate number of outstanding RSUs held by each person who was a director in fiscal year 2023, which number includes any RSUs that were vested but deferred and RSUs that were not vested as of such date:

30	LEVI STRAUSS & CO.

Back to Contents
NAME	AGGREGATE OUTSTANDING RSUs
Troy M. Alstead	54,511
Jill Beraud	23,951
Robert A. Eckert	60,206
Spencer Fleischer	36,217
David A. Friedman	19,856
Yael Garten	14,078
Christopher J. McCormick	16,174
Jenny Ming	53,996
Patricia Salas Pineda	71,985
Joshua E. Prime	18,086
Elliott Rodgers	15,254
(2)	This column includes the aggregate grant date fair value of dividend equivalents provided to each director in fiscal year 2023 in the following amounts:

NAME	FAIR VALUE OF DIVIDEND EQUIVALENT RSUS GRANTED
Troy M. Alstead	10,542
Jill Beraud	7,515
Robert A. Eckert	18,194
Spencer Fleischer	10,760
David A. Friedman	10,217
Yael Garten	8,121
Christopher J. McCormick	13,633
Jenny Ming	19,309
Patricia Salas Pineda	24,976
Joshua E. Prime	9,889
Elliott Rodgers	8,091
(3)	Mr. Eckert’s amount in the “All Other Compensation” column includes charitable matches of $7,500.
(4)	Mr. Fleischer’s amount in the “All Other Compensation” column includes charitable matches of $7,500.
(5)	Mr. Friedman’s amount in the “All Other Compensation” column includes charitable matches of $7,500.
(6)	Ms. Garten’s amount in the “All Other Compensation” column includes charitable matches of $1,265.
(7)	Mr. Prime’s amount in the “All Other Compensation” column includes charitable matches of $7,500.
(8)	Mr. Rodgers’ amount in the “All Other Compensation” column includes charitable matches of $7,500.

2024 PROXY STATEMENT	31

Back to Contents

EXECUTIVE OFFICERS

The following is a brief biography of each of our executive officers as of January 25, 2024, the date we filed our Annual Report on Form 10-K for the fiscal year ending November 26, 2023, except for Mr. Bergh and Ms. Gass, whose biographies are set forth under “Continuing Board of Directors” above.

NAME	AGE	POSITION
Charles (“Chip”) V. Bergh	66	President, Chief Executive Officer and Director
Michelle Gass	56	President and Director
David Jedrzejek	56	Senior Vice President and General Counsel
Tracy Layney	50	Executive Vice President and Chief Human Resources Officer
Elizabeth O’Neill	52	Executive Vice President and Chief Operations Officer
Harmit Singh	60	Executive Vice President and Chief Financial and Growth Officer

DAVID JEDRZEJEK

David Jedrzejek currently serves as our Senior Vice President and General Counsel. He leads the global legal department in supporting our businesses operating in over 110 countries. He is responsible for all aspects of legal, ethics and compliance, enterprise resilience and governance, in addition to acting as counselor to the board of directors and executive leadership. Mr. Jedrzejek is a member of the company’s executive leadership team. Mr. Jedrzejek also oversees the Levi Strauss Foundation, whose mission is to bring pioneering social change. He previously served as the company’s Deputy General Counsel from February 2023 to June 2023. Mr. Jedrzejek served as our Chief Counsel, Commercial from June 2021 to February 2023 and Chief Counsel, Finance, Governance and Compliance from November 2015 to June 2021. Prior to joining the company, Mr. Jedrzejek served as Associate General Counsel at Gap, Inc. and was previously an attorney at Wilson, Sonsini, Goodrich & Rosati, P.C. and Pillsbury Winthrop Shaw Pittman LLP.
Senior Vice President and General Counsel

TRACY LAYNEY

Tracy Layney currently serves as our Executive Vice President and Chief Human Resources Officer. Ms. Layney is responsible for the company’s people strategy on a global scale, including diversity, equity & inclusion, recruiting, employee engagement, talent management, compensation and benefits, HR technology and HR communications. Ms. Layney is a member of the company’s executive leadership team. Prior to joining Levi Strauss & Co., Ms. Layney was senior vice president and chief human resources officer for Shutterfly, Inc. from 2015-2020 Before Shutterfly, Ms. Layney spent 10 years at Gap Inc., where she held numerous senior leadership roles in HR, most recently serving as the senior vice president of Global Human Resources and Communications for Old Navy. Prior to Gap Inc., Tracy held positions at LS&Co. and PricewaterhouseCoopers/IBM Business Consulting Services where she worked with Fortune 500 clients in the high tech, financial services, retail, and healthcare industries on projects ranging from organization design and development to strategic change management.
Executive Vice President and Chief Human Resources Officer

32	LEVI STRAUSS & CO.

Back to Contents

ELIZABETH O’NEILL

Liz O’Neill currently serves as our Executive Vice President and Chief Operations Officer. Ms. O’Neill is responsible for all supply chain operations which consists of sourcing, end-to-end planning, distribution, logistics and sustainability. Ms. O’Neill also leads companywide innovation managing our internal start-up capabilities and offsite design lab while simultaneously working closely with our vendor partners to execute our latest product creations. Ms. O’Neill is a member of the company’s executive leadership team. Prior to joining Levi Strauss & Co., Ms. O’Neill was at Gap Inc., in leadership roles in both Gap brand and Old Navy, overseeing sourcing and production management for Gap’s global brands from 2001 to 2013. Ms. O’Neill previously spent several years at The Walt Disney Co. in Los Angeles and Abercrombie and Fitch in Ohio, holding positions in both merchandising and product management.
Executive Vice President and Chief Operations Officer

HARMIT SINGH

Harmit Singh currently serves as our Executive Vice President and Chief Financial and Growth Officer. Mr. Singh previously held the role of Executive Vice President and Chief Financial Officer from January 2013 until January 2023. He is responsible for managing our finance, information technology, strategic sourcing, corporate strategy and global retail real estate, as well as global business services functions. Previously, Mr. Singh was Executive Vice President and Chief Financial Officer of Hyatt Hotels Corporation from August 2008 to December 2012. Prior to that, he spent 14 years at Yum! Brands, Inc. in a variety of global leadership roles including Senior Vice President and Chief Financial Officer of Yum Restaurants International from 2005 to 2008. Before joining Yum!, Mr. Singh worked in various financial capacities for American Express India & Area Countries. Mr. Singh served as a member of the board of directors and was the Audit Committee chair of Buffalo Wild Wings Inc., the owner, operator and franchisor of Buffalo Wild Wings restaurants, from October 2016 to February 2018 when the company was sold. Mr. Singh also served on the board of directors and the Audit Committee of OpenText Corporation from September 2018 until September 2022. Mr. Singh currently serves on the board of directors and Compensation Committee of The Azek Company.
Executive Vice President and Chief Financial and Growth Officer

2024 PROXY STATEMENT	33

Back to Contents

EXECUTIVE COMPENSATION

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), shareholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as set forth in this proxy statement. Our Advisory Vote on Executive Compensation gives our shareholders the opportunity to cast an advisory vote to approve the compensation of our named executive officers. We currently include this advisory vote on an annual basis.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation discussion and analysis, the compensation tables and the related narrative disclosure in the Executive Compensation section of this proxy statement. As discussed in those disclosures, our compensation policies and programs are designed to support the achievement of our strategic business plans by attracting, motivating and retaining exceptional talent. Our ability to compete effectively in the marketplace depends on the knowledge, capabilities and integrity of our leaders. Our compensation programs help create a high-performance, outcome-driven and principled culture by holding leaders accountable for delivering results, developing our employees and exemplifying our core values. We believe our compensation policies and programs for leaders and employees are appropriately balanced, reinforcing short-term and long-term results, and as such would not drive behavior that would have an adverse effect on our business.

Accordingly, our Board is asking shareholders to indicate their support for the compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the company’s named executive officers as disclosed in the company’s Proxy Statement for the 2024 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Executive Compensation Tables and accompanying narrative disclosure.”

Because this vote is advisory, it is not binding on us or our Board. Nevertheless, the views expressed by shareholders, whether through this vote or otherwise, are important to management and our Board and, accordingly, our Board and the Compensation and Human Capital Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote on the matter at the annual meeting.

Our Board of Directors unanimously recommends a vote “FOR” this proposal.

34	LEVI STRAUSS & CO.

Back to Contents

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion and Analysis describes our executive compensation program, the compensation decisions we have made under our program for fiscal year 2023, and the reasoning underlying those decisions. It focuses on the compensation of our named executive officers (“NEOs”), who in fiscal year 2023 were:

Charles (“Chip”) V. Bergh President and Chief Executive Officer (“CEO”)	Harmit Singh Executive Vice President and Chief Financial and Growth Officer (“CFO”)	Michelle Gass President*	Tracy Layney Executive Vice President and Chief Human Resources Officer	Elizabeth O’Neill Executive Vice President and Chief Operations Officer

*	Ms. Gass became President and CEO effective January 29, 2024.

CEO SUCCESSION PLANNING

On December 7, 2023, the company announced Mr. Bergh’s decision to retire from the company as of April 26, 2024 (the “retirement date”). In anticipation of Mr. Bergh’s retirement, the Board elected Michelle Gass, then the company’s President, to succeed Mr. Bergh as President and Chief Executive Officer (“CEO”) effective January 29, 2024 consistent with the CEO succession plan announced on November 8, 2022. The Board elected Mr. Bergh as Executive Vice Chair of the Board until the retirement date, and thereafter Mr. Bergh will transition to the role of Senior Advisor until the end of the company’s 2024 fiscal year (the “transition date”).

MS. GASS’ COMPENSATION

In connection with hiring Ms. Gass’ as President, the Board approved a compensation structure taking into consideration several factors, including, but not limited to, the competitive market levels for her role as President and expected role as CEO successor, her existing compensation structure from her prior employer, the value of her near-term forfeited compensation in connection with the transition, and internal parity with other NEOs.

NAME	BASE SALARY	AIP TARGET	TOTAL TARGET CASH	ANNUAL LTI AWARD	TOTAL ANNUAL COMPENSATION	SIGN-ON CASH AWARD	SIGN-ON PRSU	SIGN-ON SAR
Michelle Gass	$1,475,000	175%	$4,056,250	$7,550,000	$11,606,250	$8,100,000	$8,100,000	$8,100,000

The annual LTI awards were made consistent with the long-term incentive mix given to other executives as part of the company’s annual award. The make-whole sign-on awards were calibrated within the context of nearly $26M of forfeited compensation and near-term vesting value of RSUs and PRSUs from her prior employer. The company did not make any additional inducement awards beyond the make-whole awards and annual LTI grant. The Compensation and Human Capital Committee determined that it was appropriate to structure the sign-on awards to closely replicate the previous cash flow experience for Ms. Gass while also providing meaningful and immediate retention and alignment with the company’s shareholders.

As CEO, Ms. Gass is receiving the same base salary and target annual incentive compensation opportunity as she received as President. The size and terms of any future salary, bonus, annual incentive compensation and long-term incentive awards will be determined by the Board in the ordinary course along with other executive officers, will reflect company performance and Ms. Gass’ individual performance and future career potential and will be determined in a manner consistent with prior long-term incentive awards issued by the company to the other executive officers.

2024 PROXY STATEMENT	35

Back to Contents

MR. BERGH’S COMPENSATION

To facilitate the transition and enable continuity, the company and Mr. Bergh have agreed to an arrangement which will allow the company to leverage Mr. Bergh’s expertise through the transition date. Pursuant to the arrangement, during his service as Executive Vice Chair of the Board until the retirement date, Mr. Bergh will receive his current base salary and target annual incentive compensation opportunity, with any paid bonus taking into account, on a pro-rated basis, Mr. Bergh’s period of service as CEO and President and his service as Executive Vice Chair of the Board in 2024. In addition, he will be provided with health, welfare and fringe benefits consistent with those provided to the company’s other senior executives generally and certain perquisites consistent with those historically provided to him while serving as CEO and President.

In the Senior Advisor role until the transition date, Mr. Bergh will report to the Board and the CEO, provide advice on strategic and operational matters, and meet with key stakeholders at the company’s request. Mr. Bergh will receive a one-time consulting fee of $1,000,000, payable upon his appointment as Senior Advisor. In addition, Mr. Bergh will receive administrative support with a value of approximately $200,000 annually for four years commencing with his role as Senior Advisor. While serving as Senior Advisor, he will not be entitled to a target annual incentive compensation opportunity or a long-term incentive award. All of Mr. Bergh’s then-outstanding long-term equity incentive awards as of the transition date will vest in accordance with the “retirement” treatment provided therein.

EXECUTIVE SUMMARY

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our executive compensation policies and programs are designed to drive shareholder value creation by motivating, retaining and attracting exceptional talent in pursuit of the company’s strategic goals. The continued strength of our company and our brands depends on the knowledge, capabilities, innovation, execution and integrity of our leaders.

Our compensation programs help create a high-performance, outcome-driven and principled culture by holding leaders accountable for delivering results, developing our employees and exemplifying our core values. In addition, we believe that our compensation policies and programs for leaders and employees are appropriately balanced, reinforcing both short-term and long-term results, and as such do not incentivize behavior that would have a material adverse effect on the company.

The Compensation and Human Capital Committee is responsible for overseeing our executive compensation practices. Each year, the Compensation and Human Capital Committee conducts a review of our compensation and benefits programs to assess whether the programs are aligned with our business strategies, the competitive practices of our peer companies and our shareholders’ interests.

Our executive compensation philosophy, which applies to all members of our executive leadership team, has three key objectives:

Attract, motivate, and retain high performing talent in an extremely competitive marketplace	Deliver competitive compensation for achievement of annual and long-term results	Align the interests of our executives with those of our shareholders, with a majority of executive compensation “at risk”
Our ability to achieve our strategic business plans and compete effectively in the marketplace is highly dependent on the quality, diversity, focus and engagement of our leaders and employees.	A high proportion of our executive compensation is based on the achievement of annual and long-term performance.	Our incentive programs are designed to reward executives for enhancing shareholder value, both outright and in comparison to peer companies. These programs align certain elements of compensation with the achievement of corporate growth objectives (including defined financial targets and increases in shareholder value) as well as business unit, functional and individual impact.

36	LEVI STRAUSS & CO.

Back to Contents

The following section describes how our executive compensation programs are structured to achieve those objectives.

EXECUTIVE COMPENSATION PROGRAM OVERVIEW

MIX OF COMPENSATION

We structure our compensation so that approximately 90% of our CEO’s total compensation and over 80% of our other NEOs’ total compensation is linked to company performance, including net revenues, earnings, share price and total shareholder return, and other key financial results. For fiscal year 2023, our NEOs’ total compensation consisted of the following:

KEY ELEMENTS OF COMPENSATION

Below we have provided a brief description of the key executive compensation elements used in our programs. A more comprehensive explanation, including detail for each element of our NEOs’ fiscal year 2023 total compensation, is provided in the “Elements of Compensation” section below.

COMPONENT	DESCRIPTION
Base Salary	Base Salary comprises the smallest component of our executive compensation and provides our executives with a predictable level of income in a competitive marketplace.
Annual Incentive Program (“AIP”)	AIP is tied to fiscal year company achievement of our financial and strategic objectives.
50% of AIP payout is based on company financial performance – primarily earnings and net revenue.
50% of AIP payout is based on individual objectives that may be either financial or non-financial and support our overall business strategy, culture, or competitive differentiation.
Long-term Incentives (“LTI”)	LTI comprise the majority of our executive compensation. Our LTI mix is heavily weighted toward performance-based vehicles.
25% of LTI is delivered in Stock Appreciation Rights (“SARs”) that only obtain value to the extent that the share price increases above the price at which they were granted.
25% of LTI is delivered in Restricted Stock Units (“RSUs”) for which the value received by the executive is based on our stock price at the time they vest.
50% of LTI is delivered in Performance-Vested Restricted Stock Units (“PRSUs”) that only vest if the company meets certain performance criteria. These can include strategic financial metrics tied to our long-term business plan as well as relative total shareholder return performance compared to our retail peer group.

2024 PROXY STATEMENT	37

Back to Contents
2023 PERFORMANCE-BASED COMPENSATION GOALS VS. ACHIEVEMENT

(dollars in millions)

Adjusted EBIT, Net Revenues, and Cash Conversion Cycle amounts are calculated using the foreign exchange rates used in our annual 2023 financial plan at the time the Compensation and Human Capital Committee set the targets.

COMPENSATION BEST PRACTICES

PRACTICES WE ENGAGE IN	PRACTICES WE DO NOT ENGAGE IN

  Align pay with shareholder interests

  Grant equity-based awards with performance goals that align with long-term value

  Engage proactively with shareholders and consider shareholder feedback

  Maintain stock ownership guidelines

  Adopt and maintain clawback policy

  Engage independent compensation consultant

  Conduct annual review of compensation program and practices

  Use peer groups

  Do not take excessive risk

  Conduct annual say on pay vote

  Hedging shares

  Pledging shares

  Repricing stock options

  Granting discount stock options

  Providing excessive perquisites

  Granting dividends or dividend equivalents on unearned performance shares/units

  Gross-ups for golden parachute taxes

38	LEVI STRAUSS & CO.

Back to Contents

2023 SAY ON PAY RESULTS

At the 2023 Annual Meeting, over 99% of the votes cast were in favor of the advisory proposal.	We held a shareholder advisory vote on executive compensation in 2023, commonly referred to as a “say-on-pay vote,” which resulted in shareholder approval by over 99% of the votes cast on the advisory proposal. We take the views of our shareholders seriously and view this vote result as an indication that the principles of our executive compensation program are strongly supported by our shareholders.

Additionally, a “say-on-frequency” vote is required every six years. In 2019, our shareholders indicated their approval of the Board’s recommendation that we solicit a say-on-pay vote on an annual basis. Our Board has adopted a policy that is consistent with that preference and, accordingly, we are holding a say-on-pay vote at this annual meeting. Our next say-on-frequency vote will be in 2025.

SETTING COMPENSATION

COMPETITIVE BENCHMARKING

The Compensation and Human Capital Committee establishes the elements of compensation for our executives after an extensive review of compensation market data from the peer group described below. The Compensation and Human Capital Committee reviews each element of compensation independently and in the aggregate to determine the right mix of elements, and associated amounts, for each executive that it believes best helps us further our goals of motivating and retaining our executives, achieving our strategic business plans, and enhancing total shareholder return.

A consistent approach is used across the executive leadership team when establishing each compensation element. However, the Compensation and Human Capital Committee (and the Board with respect to the CEO) maintains flexibility to exercise its independent judgment in how it applies the standard approach to each executive, taking into account unique considerations existing at an executive’s time of hire, promotion or annual performance review, and the current and future estimated value of previously granted long-term incentive awards, both performance and time-vested.

COMPETITIVE PEER GROUP

In determining the design and the amount of each element of compensation, the Compensation and Human Capital Committee, with the assistance of its compensation consultant, conducts a thorough annual review of competitive market information. The Compensation and Human Capital Committee reviews data from major published surveys and proxy information of peer companies in the consumer products, apparel and retail industry segments.

The peer group consists of companies with comparable characteristics to us, including financial metrics like revenue and market capitalization, and includes companies that we compete with for talent. As part of this review in fiscal year 2023, the Compensation and Human Capital Committee decided to not make any changes to the peer group. The peer group used in establishing our executives’ fiscal year 2023 compensation packages is presented below.

2024 PROXY STATEMENT	39

Back to Contents

Abercrombie & Fitch Co.*	Lululemon Athletica, Inc.*

American Eagle Outfitters, Inc.*	Mattel, Inc.

Burberry Group Plc	NIKE, Inc.*

Capri Holdings Limited*	Nordstrom, Inc.

Carter’s, Inc.*	PVH Corp.*

The Clorox Company	Ralph Lauren Corporation*

Columbia Sportswear Company*	Tapestry, Inc.*

Deckers Outdoor Corporation	Under Armour, Inc.*

Foot Locker, Inc.	Urban Outfitters, Inc.*

The Gap, Inc.*	VF Corporation*

Guess? Inc.*	Williams-Sonoma, Inc.

Hanesbrands Inc.*	Victoria’s Secret & Co.

Kontoor Brands, Inc.

The following companies, in addition to the companies noted with an asterisk (*) in the table above, are part of an expanded peer group for purposes of measuring total shareholder return for the performance-based restricted stock units granted in fiscal year 2023 that are further described in the “Performance-based RSUs” section below. The Compensation and Human Capital Committee determined that these companies are most appropriate for determining relative total shareholder return because they represent an array of competitors with global operations, similar to the company.

COMPANY NAME
Adidas AG	Fast Retailing	Hugo Boss AG
The Buckle, Inc.	Fossil Group Inc.	Inditex
Esprit Holdings Limited	G-III Apparel Group, Inc.	Oxford Industries Inc.
Express Inc.	Hennes & Mauritz	Wolverine World Wide, Inc.

40	LEVI STRAUSS & CO.

Back to Contents
ESTABLISHING COMPENSATION LEVELS

Establishing Compensation for Executives Other Than The CEO

ASSESS AND REVIEW	RECOMMEND	EVALUATE AND APPROVE

•   While the Compensation and Human Capital Committee uses peer group market data percentiles as reference points in setting executive compensation, the Compensation and Human Capital Committee does not target specific benchmark percentiles for any element of compensation or total direct compensation for the executive officers.

•   Instead, the Compensation and Human Capital Committee uses a number of factors in determining compensation for our executives in a manner that it believes best helps us further our goals of motivating and retaining our executives, achieving our strategic business plans, and enhancing total shareholder return.

•   The factors considered in establishing compensation for our executives include, among others, our financial performance, the individual’s performance in the prior year, the scope of each individual’s responsibilities, internal and external pay equity, the guidelines used for setting annual cash, long-term and total compensation for the executives, succession planning strategies, and data regarding pay practices and trends.

• The CEO conducts an annual performance review of each executive and makes recommendations to the Compensation and Human Capital Committee about the structure of the executive compensation program.

•   The Compensation and Human Capital Committee carefully considers the CEO’s recommendations.

•   The Compensation and Human Capital Committee also consults with its compensation consultant, Semler Brossy, an independent board advisory firm, which informs the Compensation and Human Capital Committee of market trends and conditions, comments on market data relative to each executive’s current compensation, and provides perspective on other company executive compensation practices.

•   The Compensation and Human Capital Committee determined that the work of the consulting firm does not create any conflict of interest pursuant to SEC rules and stock exchange listing standards.

2024 PROXY STATEMENT	41

Back to Contents

Establishing The CEO Compensation Package

ASSESS AND REVIEW	RECOMMEND	EVALUATE AND APPROVE

•   Annually, the Board’s Nominating, Governance and Corporate Citizenship Committee assesses the CEO’s performance and submits its performance assessment to the Compensation and Human Capital Committee.

•   The Compensation and Human Capital Committee then reviews the performance assessment and peer group compensation data.

•   Based on these inputs, the company’s performance, and the guidelines used for setting annual cash, long-term and total compensation for the other executives, the Compensation and Human Capital Committee prepares a recommendation to the full Board on all aspects of the CEO’s compensation.

•   The full Board then considers the Compensation and Human Capital Committee’s recommendation and approves the final compensation package for the CEO. The CEO is not present during discussions regarding his compensation package and does not vote on matters relating to his compensation package.

ELEMENTS OF COMPENSATION

The primary elements of compensation for our executives including our NEOs are:

•	Base Salary;
•	Awards under our Annual Incentive Plan (“AIP”); and
•	Long-Term Incentive (“LTI”) Awards.

BASE SALARY

Base salary provides our executives with a predictable level of income in a competitive marketplace. In its review of the base salary for each executive, the Compensation and Human Capital Committee primarily focuses on market data for individuals in similar roles with comparable experience to ensure that the fixed component of compensation is competitive in the marketplace, but the Compensation and Human Capital Committee does not benchmark to a specific percentile within that data. The Compensation and Human Capital Committee also takes into account the relative compensation within the executive group when setting base salaries. For fiscal year 2023, the Compensation and Human Capital Committee approved an increase for the executive team that is approximately the average salary increase budgeted for all U.S. employees of the company.

The table below summarizes base salaries during fiscal years 2023 and 2022 for our NEOs.

NAME	BASE SALARY AS OF NOVEMBER 26, 2023	BASE SALARY AS OF NOVEMBER 27, 2022
Charles (“Chip”) V. Bergh	$1,545,000	$1,525,000
Harmit Singh	1,000,000	960,000
Michelle Gass(1)	1,475,000	–
Elizabeth O’Neill	800,000	775,000
Tracy Layney(2)	625,000	—

(1)	Ms. Gass joined the company in January 2023.
(2)	Ms. Layney was not a NEO in fiscal year 2022.

42	LEVI STRAUSS & CO.

Back to Contents

ANNUAL INCENTIVE PLAN

Our AIP provides our executives and other eligible employees an opportunity to share in any success that they help create by aligning annual incentive compensation with annual performance. The AIP encourages the achievement of our internal annual business goals and rewards attainment of those goals based on company, operating segment and individual performance as measured against those annual objectives. The alignment of the AIP with our internal annual business goals is intended to motivate all participants to achieve and exceed our annual performance objectives. Actual AIP bonus payments were based 50% on financial performance of the company as a whole and 50% on individual performance. This incentivizes our executives to work collaboratively to achieve company-wide business goals while also meeting individual performance objectives.

COMPONENTS	AIP OPPORTUNITY	PERFORMANCE MEASURES
Financial Performance	For All NEOs 50% based on the financial performance of the company as a whole	COMPANY FINANCIAL PERFORMANCE
Individual Performance	For all NEOs 50% based on individual objectives

The table below describes the target AIP as a percent of base salary and potential AIP payout range for each NEO.

NAME	2023 TARGET AIP AS A PERCENTAGE OF BASE SALARY	POTENTIAL AIP PAYOUT RANGE AS A PERCENTAGE OF BASE SALARY
Charles (“Chip”) V. Bergh	175%	0-350%
Harmit Singh	100%	0-200%
Michelle Gass	175%	0-350%
Elizabeth O’Neill	80%	0-160%
Tracy Layney	70%	0-140%

AIP FINANCIAL PERFORMANCE MEASURES

Our priorities for fiscal year 2023 were to drive business growth and create shareholder value. Our 2023 AIP funding goals were aligned with these key priorities through the use of three performance measures:

•	Adjusted EBIT, a non-GAAP financial measure, is defined as net income (loss) excluding income tax expense (benefit), interest expense, other (income) expense, net, loss on early extinguishment of debt, impact of changes in fair value on cash-settled stock-based compensation, COVID-19 related inventory costs and other charges, acquisition and integration related charges, and restructuring and related charges, severance and other, net;
•	Net Revenues, is defined as gross product sales, net of allowance for estimated returns, discounts and retailer promotions and other similar incentives, plus licensing revenue; and
•	Cash Conversion Cycle, is defined as the sum of receivable days and inventory days minus payable days.

We used these measures because they satisfy two factors important to our incentive compensation program: they are key drivers in increasing shareholder value, and every AIP participant can impact them in some way. Adjusted EBIT is used as an indicator of our earnings performance. Net Revenues are used as an indicator of our growth. Cash Conversion Cycle is used as an indicator of our operational liquidity by measuring the length of time in days that it takes to convert investments in inventory, collect receivables and pay bills, into cash. These measures may change from time to time based on business priorities. The Compensation and Human Capital Committee semi-annually approved minimum, target, and maximum goals for each measure, along with the corresponding payouts at these performance levels. The reward for meeting the AIP goals is set by the Compensation and Human Capital Committee. If target goal levels are not met but financial performance reaches minimum thresholds, participants may receive partial payouts to recognize their efforts that contributed to company and/or business unit performance.

2024 PROXY STATEMENT	43

Back to Contents

The company began measuring the performance in two separate six-months periods beginning in fiscal year 2021 due to the uncertain nature of the market resulting from the COVID-19 outbreak and continued during fiscal year 2022 for the same reasons. As market uncertainty remained going into fiscal year 2023, the Committee determined it would continue using two separate six-month periods to measure performance. The company will return to using a full-year measurement period in fiscal year 2024. The table below shows the fiscal year 2023 total company performance goals at target for each of our three performance measures and the actual fiscal year 2023 payout percentages.

DOLLARS IN MILLIONS	ADJUSTED EBIT GOAL	NET REVENUES GOAL	CASH CONVERSION CYCLE GOAL	ACTUAL PERCENTAGE ACHIEVED AFTER ADJUSTMENTS*
Total Company – 1st Half (50%)	$286	$3,043	114 days	31%
Total Company – 2nd Half (50%)	$380	$3,326	102 days	6%

*	The actual percentage achieved results are weighted 50% for Adjusted EBIT, 35% for Net Revenues, and 15% for Cash Conversion Cycle.

At the close of the fiscal year, the Compensation and Human Capital Committee reviews and approves the final AIP payout results based on the extent to which the designated financial measures at the operating segment and total company levels are attained. The Compensation and Human Capital Committee’s review includes an analysis of the fundamentals of the underlying business performance and adjustments for items that are not indicative of ongoing results. Such adjustments may include external factors or internal business decisions that may have impacted financial results during the year. For example, Adjusted EBIT, Net Revenues and Cash Conversion Cycle are expressed using the foreign exchange rates used in our annual 2023 financial plan at the time the Compensation and Human Capital Committee set the targets, which exclude the effects of foreign currency fluctuations over the course of the fiscal year because we believe that period-to-period changes in foreign rates can cause our reported results to appear more or less favorable than business fundamentals indicate.

AIP INDIVIDUAL PERFORMANCE MEASURES

Executives were also eligible to receive bonuses based on individual performance for the entire fiscal year. For executives other than the CEO and President, individual performance and resulting individual performance payout percentage are based on the CEO’s recommendations and assessment of the applicable executive’s performance against his or her annual objectives and performance relative to his or her internal peers set at the beginning of the year. The CEO and President’s individual performance results are based on the Compensation and Human Capital Committee’s and the Nominating, Governance and Corporate Citizenship Committee’s assessment of Mr. Bergh and Ms. Gass’ respective performance against their annual objectives, and the Compensation and Human Capital Committee’s assessment of their leadership in fiscal year 2023. Based on all of these inputs, the Compensation and Human Capital Committee prepares a recommendation to the full Board on the CEO and President’s individual performance. The full Board then considers the Compensation and Human Capital Committee’s recommendation and approves the final individual performance payout percentage for the CEO and President. These objectives are not stated in quantitative terms, and a particular weighting is not assigned to any one of these individual goals. The objectives are not established in terms of how difficult or easy they are to attain; rather, they are used in assessing the overall quality of the individual’s achievement of each objective. For fiscal year 2023, these objectives focused on three key strategies: (1) brand led; (2) direct-to-consumer (DTC) first; and (3) diversified portfolio. These strategies are supported by three “how to win” choices: (1) digital transformation; (2) operational excellence; and (3) financial discipline.

44	LEVI STRAUSS & CO.

Back to Contents

2023 AIP Performance vs. Plan

Performance Measure	Weight	Threshold	Target	Maximum
Adjusted EBIT – 1st Half	50%
Net Revenues – 1st Half	35%
Cash Conversion Cycle – 1st Half	15%

Performance Measure	Weight	Threshold	Target	Maximum
Adjusted EBIT – 2nd Half	50%
Net Revenues – 2nd Half	35%
Cash Conversion Cycle – 2nd Half	15%

Adjusted EBIT, Net Revenues and Cash Conversion Cycle amounts are calculated using the foreign exchange rates used in our annual 2023 financial plan at the time the Compensation and Human Capital Committee set the targets.

2024 PROXY STATEMENT	45

Back to Contents
ACTUAL 2023 AIP AWARDS

For fiscal year 2023, the company’s financial performance applicable to each NEO’s AIP goals did not meet expectations, and AIP payouts reflect the assessment of individual performance outcomes. The individual performance percentage assigned to each NEO below represents the assessment of the CEO, except for Mr. Bergh and Ms. Gass who were assessed by the Nominating Governance and Corporate Citizenship Committee, of performance against the objectives described above under “AIP individual performance measures.” The table below shows the inputs used for the calculation of the actual bonus for fiscal year 2023 for each eligible NEO.

NAME	BASE SALARY	AIP TARGET	ACTUAL PERCENTAGE ACHIEVED: TOTAL COMPANY	ACTUAL PERCENTAGE ACHIEVED: INDIVIDUAL PERFORMANCE	ACTUAL BONUS
Charles (“Chip”) V. Bergh	$1,545,000	175%	19%	110%	$1,741,215
Harmit Singh	$1,000,000	100%	19%	90%	$544,000
Michelle Gass(1)	$1,475,000	175%	19%	110%	$1,502,046
Elizabeth O’Neill	$800,000	80%	19%	80%	$316,160
Tracy Layney	$625,000	70%	19%	100%	$259,875

(1)	Ms. Gass joined the company in January 2023 and her actual bonus was calculated using prorated earnings based on time of service during the fiscal year.

LONG-TERM INCENTIVES

The Compensation and Human Capital Committee believes a majority of an executive’s compensation should be linked to long-term shareholder value creation as an incentive for sustained, profitable growth. Therefore, our long-term incentive awards for our executives are in the form of equity awards, both performance and time-vested, and provide reward opportunities competitive with those offered by companies in the peer group for similar jobs. Consistent with the other elements of compensation, the Compensation and Human Capital Committee does not target specific percentiles for long-term incentive awards for our executives and uses a number of factors in establishing the long-term incentive award levels for each individual, including a review of each individual’s accumulated vested and unvested awards, the current and potential realizable value over time using stock appreciation assumptions, vesting schedules, comparison of individual awards between executives and in relation to other compensation elements, market data, shareholder dilution and accounting expense. Should we perform well against our long-term goals, the long-term equity incentive awards become a significant portion of the total compensation of each executive. For more information on the 2023 long-term equity grants, see the 2023 Grants of Plan-Based Awards table. Stock-based awards are made under our 2019 EIP, which enables the Compensation and Human Capital Committee to select from a variety of award types, including stock options, restricted stock, RSUs, and SARs.

46	LEVI STRAUSS & CO.

Back to Contents
LTI TARGET LEVELS

The LTI mix for executives in 2023 was 25% SARs, 25% RSUs, and 50% PRSUs. The Compensation and Human Capital Committee chose this mix of equity-based awards to align the interests of executives to our shareholders. SARs provide value to the executive only if the price of our stock increases. Value received by the executive in respect of RSUs is based on our stock price at the time they settle in shares, which incentivizes greater company performance and executive retention. As explained below, we believe PRSUs drive greater accountability for the achievement of the company’s strategic plan and create long-term value for shareholders. Because of this, PRSUs comprise the most significant portion of the 2023 LTI grant.

	Stock Appreciation Rights (SARs)	Restricted Stock Units (RSUs)	Performance- Based RSUs (PRSUs)
LTI Equity Mix
	During fiscal year 2023, SARs accounted for 25% of each executive’s total fiscal year 2023 annual LTI grant value.	During fiscal year 2023, RSUs accounted for 25% of each executive’s total fiscal year 2023 annual LTI grant value.	During fiscal year 2023, PRSUs accounted for 50% of each executive’s total fiscal year 2023 annual grant value.
Vesting Period	Typically granted annually with a four-year vesting period and a 10-year term. (See the table entitled “Outstanding Equity Awards at 2023 Fiscal Year-End” for details concerning the SARs vesting schedule, including any individual variations from the typical four-year vesting period.)	Typically granted annually with a four-year vesting period. (See the table entitled “Outstanding Equity Awards at 2023 Fiscal Year-End” for details concerning the RSUs’ vesting schedule.)	Typically granted annually with a three-year vesting period. (See the table entitled “Outstanding Equity Awards at 2023 Fiscal Year-End” for details concerning the PRSUs’ vesting schedule.)
Performance measurements	SARs provide value to the executive only if the price of our stock increases		If earned at target, 85% of the PRSUs would vest at the end of the three-year performance period based on relative TSR performance, 15% would vest at the end of the three-year performance period based on Average Return on Invested Capital (“ROIC”) with up to a 15% premium based on Diversity, Equity and Inclusion (DEI) performance.

2024 PROXY STATEMENT	47

Back to Contents
PERFORMANCE-BASED RSUs

We believe PRSUs drive greater accountability for the achievement of the strategic plan of the company and create long-term value for shareholders. During fiscal year 2023, PRSUs accounted for 50% of each executive’s total fiscal year 2023 annual grant value. The key features of the 2023 PRSUs are described below:

•	PRSUs give the executive the right (subject to Compensation and Human Capital Committee discretion to reduce but not increase awards beyond the maximum opportunity) to vest in a number of PRSUs based on achievement against performance goals over a three-year performance period. Actual shares that will vest, if any, will vary based on achievement of the performance goals at the end of the three years. The three-year performance period was designed to discourage short-term risk taking and reinforce the link between the interests of our shareholders and our executives over the long term.

•	85% of the number of PRSUs that vest at the end of three years is based on the company’s total shareholder return (“TSR”) over the three-year performance period covering fiscal year 2023 through fiscal year 2025 relative to the expanded peer group approved by the Compensation and Human Capital Committee in January 2023 as listed above under “Competitive Peer Group”. Using interpolation, TSR performance in the top, middle and bottom third of the peer group will yield a payout of 125% to 200%, 50% to 125%, and 0%, respectively (subject to the Compensation and Human Capital’s negative discretion, as noted above).

•	15% of the number of PRSUs that vest at the end of three years is based on the company’s three-year average annual return on invested capital (“ROIC”) over the annual performance periods covering fiscal year 2023 through fiscal year 2025. The potential payout range as a percentage of this portion of the target award is 0% to 200%.

•	A premium of up to 15% of the target number of PRSUs that vest at the end of three years will be based on the attainment of the company’s Diversity, Equity & Inclusion (DEI) goals over the three-year performance period covering fiscal year 2023 through fiscal year 2025. The potential payout range as a percentage of this portion of the target award is 0% to 15%. The DEI goals include employee representation and engagement. Beginning with the 2024 awards, the use of DEI as a premium was eliminated.

The Board has the ability under the 2019 EIP to adjust the method of calculating the attainment of performance goals for a performance period.

2021 PERFORMANCE-BASED RSUS—ACHIEVEMENT OF PERFORMANCE OBJECTIVES

As described in our Proxy Statement for fiscal year 2021, we granted performance-based RSUs during fiscal year 2021 that were based 100% on total shareholder return covering fiscal years 2021 through fiscal year 2023. The potential vesting range as a percentage of the target award was 0% to 200%. A premium of up to 15% of the target number of PRSUs that would vest at the end of the three years was based on the attainment of the company’s Diversity, Equity & Inclusion (DEI) goals met over the three-year performance period covering fiscal year 2021 through fiscal year 2023. At the beginning of the three-year period, the company established quantitative goals, the attainment of which would result in meaningful improvement over the three-year period, and were assessed objectively at the end of the performance period by the Committee. The potential vesting range as a percentage of this portion of the target award was 0% to 15%.

The table below summarizes the goals at target for each of the two internal performance measures and our actual achievement.

	3-YEAR RELATIVE TSR PERFORMANCE	ACTUAL PERCENTAGE ACHIEVED FOR TSR COMPONENT	PAYOUT ACHIEVED FOR TSR COMPONENT	ACTUAL PERCENTAGE ACHIEVED FOR DEI COMPONENT	TOTAL FINAL PAYOUT
Total Company	38th Percentile	(12.0)%	61.0%	15.0%	76.0%

Based on internal performance and relative TSR achievement levels, the fiscal year 2021 performance-based RSUs (for which the three-year performance cycle has been completed) vested as follows:

NAME	TARGET PERFORMANCE- BASED RSUS	ACTUAL PERCENTAGE ACHIEVED	VESTED PERFORMANCE- BASED RSUS
Charles (“Chip”) V. Bergh	210,772	76.0%	160,186
Harmit Singh	46,838	76.0%	35,596
Elizabeth O’Neill	23,419	76.0%	17,798
Tracy Layney	17,564	76.0%	13,348

48	LEVI STRAUSS & CO.

Back to Contents
SPECIAL ONE-TIME RETENTION AWARD

In January 2023, in connection with an increase in responsibility and retention considerations, the Compensation and Human Capital Committee approved a special one-time retention award to Harmit Singh. The special award consisted of RSUs and PRSUs, each with a grant date fair value of $2,500,000. These special awards were made under the 2019 EIP and vest after three years, with the vesting of the PRSUs contingent on the attainment of certain performance metrics related to relative total shareholder return using the same performance peer group as the annual PRSUs. The special awards are not subject to continued vesting upon retirement.

LONG-TERM INCENTIVE GRANT PRACTICES

We do not have any program, plan, or practice to time equity grants to take advantage of the release of material information. Consistent with past practice, during fiscal year 2023 equity awards were granted in January to executive officers at one of our regularly scheduled Compensation and Human Capital Committee meetings.

OTHER PAY PRACTICES

INSIDER TRADING POLICY; NO HEDGING OR PLEDGING

Directors and executive officers must comply with our Insider Trading Policy and may not engage in any transaction in our securities without first obtaining pre-clearance of the transaction from our Chief Compliance Officer or Assistant General Counsel, Corporate. No director, executive officer or other employee is permitted to (i) engage in short sales, transactions in put options, call options or other derivative securities on an exchange or in any other organized market, or in any other inherently speculative transactions with respect to our stock, (ii) transact through mechanisms that hedge against our securities or (iii) hold our securities in a margin account or otherwise pledging our securities as collateral for a loan. These provisions are part of our overall program to prevent any of our directors, officers or employees from trading on material non-public information.

CLAWBACK POLICY

Effective November 2019, the Compensation and Human Capital Committee adopted a clawback policy in order to further align the interests of employees with the interests of our shareholders and strengthen the link between total compensation and the company’s performance. The Compensation and Human Capital Committee amended the company’s clawback policy in October 2023 to comply with listing standards adopted by NYSE. The clawback policy provides that in the event the company is required to prepare an accounting restatement commencing after October 2, 2023 due to material noncompliance with any financial reporting requirement, the company must reasonably promptly recover from certain current or former executives the full amount of affected compensation during the three fiscal years preceding the date on which the company was required to prepare an accounting restatement, with limited exceptions. The recovery of such compensation applies regardless of whether a covered executive engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. The foregoing summary of the clawback policy does not purport to be complete and is qualified in its entirety by reference to the full text of the clawback policy, a copy of which can be found as an exhibit to the company’s Annual Report on Form 10-K for the fiscal year ended November 26, 2023.

EXECUTIVE STOCK OWNERSHIP GUIDELINES

Our Board has adopted stock ownership guidelines to align the interests of the company’s executives with the interests of the company’s shareholders and to further promote the company’s commitment to sound corporate governance. The guidelines provide the following:

Executive officers are expected to achieve the stock ownership levels under these guidelines within the later of the fifth anniversary of the company’s initial public offering or the fifth anniversary of the individual’s hire or promotion to executive officer. Eligible Shares include: (i) shares owned outright or “beneficially owned” within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (including, without limitation, shares held in trust for the benefit of such

2024 PROXY STATEMENT	49

Back to Contents

executive and/or members of his or her immediate family residing in the same household); (ii) vested shares under any deferred compensation plan or subject to any stock awards held by such executive; and (iii) unvested shares subject to any non-performance based restricted stock units held by such executive. If the executive officer is not in compliance within the stated timeframe, the officer will be prohibited from selling more than 50% of any shares acquired through the vesting, settlement, or exercise of stock awards, other than the minimal number of shares needed to pay applicable withholding taxes and/or exercise prices.

BENEFITS AND PERQUISITES

Executives generally are eligible for the same health and welfare insurance plans offered to all employees such as medical, dental, supplemental life, long-term disability and business travel insurance. In addition, although not a significant part of total compensation, the company provides limited perquisites to executives. The primary perquisite provided to the executives is a flexible allowance to cover expenses such as auto-related expenses, financial and tax planning, legal assistance, and excess medical costs. The company also pays for an annual medical exam for its executives and other members of its executive leadership team. Like many of the companies in the peer group, the company also offers a non-qualified supplement to the 401(k) plan, which is not subject to the Internal Revenue Service limitations, through a Deferred Compensation Plan for Executives and Outside Directors (the “Deferred Compensation Plan”). The Deferred Compensation Plan is a U.S. non-qualified, unfunded tax deferred savings plan provided to senior level executives, including our NEOs, and the outside directors.

The company also provides relocation benefits, as applicable, to all employees, pursuant to our relocation policy. In connection with Ms. Gass’ appointment, she was provided relocation assistance with her transition to the San Francisco Bay Area.

The benefits and perquisites received by our NEOs and their value are described in more detail in the footnotes to the Summary Compensation Table.

COMPENSATION RISK ASSESSMENT

The Compensation and Human Capital Committee reviews the risks arising from our compensation policies and practices applicable to our executive officers and employees and evaluates the policies and practices that could mitigate any such risk. Based on these reviews, the Compensation and Human Capital Committee does not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on our company.

TAX CONSIDERATIONS

TAX DEDUCTIBILITY

Under Section 162(m) of the Code, or Section 162(m), compensation paid to each of the company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible unless the compensation qualifies for the reliance period exception for certain compensation paid by corporations that became publicly held on or before December 20, 2019. Although the Compensation and Human Capital Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation and Human Capital Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the company’s NEOs in a manner consistent with the goals of the company’s executive compensation program and the best interests of the company and its shareholders, which may include providing for compensation that is not deductible by the company due to the deduction limit under Section 162(m).

SEVERANCE AND CHANGE IN CONTROL BENEFITS

The terms of Mr. Bergh’s severance and change in control benefits were determined during the negotiation of his employment agreement in 2011 at the time he was hired. As part of this negotiation, the Compensation and Human Capital Committee determined that the benefits and structure of these benefits were within normal competitive practice, reasonable and appropriate for the circumstances, and necessary to attract Mr. Bergh to the company. Enhanced termination benefits in the case of a change in control of the company were included in his employment agreement for the same reasons and to help ensure retention of Mr. Bergh in the case of a potential or actual change in control.

50	LEVI STRAUSS & CO.

Back to Contents

On January 28, 2020, the Board adopted and approved a Senior Executive Severance Plan (the “Severance Plan”), effective January 28, 2020, for eligible executives who are direct reports to, and including, our President and Chief Executive Officer. The Severance Plan was further amended effective January 1, 2023 and supersedes our prior severance plan for our executive leadership team. A summary of the Severance Plan is set forth in the section entitled “Potential Payments Upon Termination or Change In Control—Senior Executive Severance Plan.”

Our severance arrangements are meant to provide a reasonable and competitive level of financial transitional support to executives who are terminated involuntarily without cause or voluntarily resign for good reason. Severance benefits are not payable upon a change in control if the executive is still employed by or offered a comparable position with the surviving entity.

While compensation decisions affect potential payouts under these severance arrangements, these arrangements generally did not affect such decisions as these severance provisions are conditional and may never come into effect.

More information about the specific severance benefits payable to our NEOs under our severance arrangements is set forth in the section titled “Potential Payments Upon Termination or Change In Control”.

AWARDS GRANTED UNDER 2019 EQUITY INCENTIVE PLAN

In the event of a Transaction, as defined in our 2019 EIP, our Board will have the discretion to determine the treatment of equity awards.

COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT

The Compensation and Human Capital Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Compensation and Human Capital Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and be incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended November 26, 2023 filed with the SEC.

Spencer Fleischer (Chairperson)
Troy M. Alstead
Jill Beraud
Robert A. Eckert
David Friedman
Jenny Ming

The material in this Compensation and Human Capital Committee report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION AND HUMAN CAPITAL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In fiscal year 2023, no member of the Compensation and Human Capital Committee was a current officer or employee of ours. There are no Compensation and Human Capital Committee interlocks between us and other entities involving our executive officers and our board members.

2024 PROXY STATEMENT	51

Back to Contents

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table provides compensation information for our fiscal year 2023 NEOs. The table also shows compensation information for fiscal years 2022 and 2021 for those current NEOs who also were NEOs during either of those years.

NAME AND PRINCIPAL POSITION	YEAR	SALARY	BONUS(3)	STOCK AWARDS(4)	OPTION AWARDS(5)	NON-EQUITY INCENTIVE PLAN COMPENSATION(6)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS(7)	ALL OTHER COMPENSATION(8)	TOTAL
Charles (“Chip”) V. Bergh
President and Chief Executive Office
	2023	$1,544,231	$—	$9,074,253	$2,874,997	$1,741,215	$ —	$388,537	$15,623,233
	2022	1,466,346	—	8,112,399	2,687,493	3,095,750	—	505,430	15,867,418
	2021	1,516,346	—	7,890,250	2,249,992	4,443,469	—	231,774	16,331,831
Harmit Singh
Executive Vice President and Chief Financial and Growth Officer
	2023	$992,000	$—	$7,104,743	$624,994	$544,000	$ —	$186,402	$9,452,140
	2022	917,558	—	1,886,571	625,000	1,113,600	—	220,630	4,763,359
	2021	918,269	—	1,753,381	499,997	1,540,125	—	128,935	4,840,706
Michelle Gass(1)
President
	2023	$1,304,808	$8,100,000	$14,292,276	$9,987,500	$1,502,046	$ —	$1,247,822	$36,434,452
Elizabeth O’Neill
Executive Vice President and Chief Operations Officer
	2023	$795,000	$—	$986,330	$312,497	$316,160	$ —	$136,895	$2,546,882
	2022	740,462	—	830,092	275,000	672,700	—	159,821	2,678,075
	2021	741,154	—	876,680	249,994	992,340	—	108,972	2,969,139
Tracy Layney(2)
Executive Vice President and Chief Human Resources Officer
	2023	$620,000	$—	$867,968	$274,994	$259,875	$ —	$111,125	$2,133,962

(1)	Ms. Gass joined the company effective January 2, 2023.
(2)	Ms. Layney was not a NEO prior to fiscal year 2023.
(3)	The amount reflects a one-time sign-on bonus.
(4)	These amounts reflect the aggregate grant date fair value for RSU and PRSU awards. This column also includes the grant date fair value of the target number of PRSUs that may be earned for the three-year performance period beginning with fiscal year 2021. If maximum performance conditions are achieved over the entire three-year period, the grant date fair values for PRSUs granted in fiscal year 2023 would be $7,339,163 for Mr. Bergh, $4,842,155 for Mr. Singh, $4,818,303 for Ms. Gass, $797,733 for Ms. O’Neill and $702,003 for Ms. Layney. For a description of the assumptions used to determine the compensation cost of our awards, see the notes to our audited consolidated financial statements.
(5)	These amounts reflect the aggregate grant date fair value for awards of SARs granted to the recipient under our 2019 EIP, computed in accordance with Accounting Standards Codification 718 issued by the Financial Accounting Standards Board, or FASB ASC 718. These amounts reflect the grant date fair value, and do not represent the actual value that may be realized by the executives. For a description of the assumptions used to determine the compensation cost of our awards, see the notes to our audited consolidated financial statements.
(6)	The amounts in this column reflect the cash incentive amounts earned by the executives under our AIP.
(7)	No above-market or preferential interest rate options are available under our deferred compensation programs. See “Executive Retirement Plans—Non-Qualified Deferred Compensation” for additional information on deferred compensation earnings.

52	LEVI STRAUSS & CO.

Back to Contents
(8)	The amounts shown in the All Other Compensation column for fiscal year 2023 are detailed in the table below (see “—Compensation Discussion and Analysis” for more details on the items in the table below):

NAME	EXECUTIVE PERQUISITES(a)	401(K) PLAN MATCH(b)	DEFERRED COMPENSATION MATCH(c)	RELOCATION(d)	CHARITABLE MATCH(e)	TOTAL
Charles (“Chip”) V. Bergh	$22,924	$23,864	$329,249	$—	$12,500	$388,537
Harmit Singh	22,857	22,500	141,045	—	—	186,402
Michelle Gass	8,647	20,028	76,587	1,135,060	7,500	1,247,822
Elizabeth O’Neill	21,703	23,864	91,327	—	—	136,895
Tracy Layney	22,460	24,375	64,290	—	—	111,125

(a)	For Mr. Bergh, this amount reflects a payment for an allowance intended to cover legal, financial and/or other incidental business-related expenses, gym membership, executive physicals, imputed income for insurance, and parking. For Mr. Singh, Ms. Gass, Ms. O’Neill, and Ms. Layney, this amount includes an allowance intended to cover legal, financial and/or other incidental business-related expenses, parking, and imputed income for insurance.
(b)	These amounts reflect company matching contributions under our 401(k) Plan.
(c)	These amounts reflect company matching contributions under our Deferred Compensation Plan.
(d)	For Ms. Gass, this amount reflects payments in connection with her relocation including tax gross-ups.
(e)	These amounts reflect company matching under our Matching Gift Program, available to all employees.

2024 PROXY STATEMENT	53

Back to Contents

2023 GRANTS OF PLAN-BASED AWARDS

The following table provides information on all plan-based awards granted to each of our NEOs during fiscal year 2023. The awards and the unvested portion of SARs identified below are also reported under “Outstanding Equity Awards at 2023 Fiscal Year-End.”

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(3) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS(4) (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS(5) ($)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARD(6) ($)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Charles (“Chip”) V. Bergh
	N/A		$2,703,750	$5,407,500
	1/27/2023				—	323,215	694,912				$6,381,881
	1/27/2023								406,073	$17.79	2,874,997
	1/27/2023							161,607			2,692,373
Harmit Singh
	N/A		1,000,000	2,000,000
	1/27/2023				—	210,792	453,203				4,210,569
	1/27/2023								88,276	17.79	624,994
	1/27/2023							175,660			2,894,174
Michelle Gass
	N/A		2,581,250	5,162,500
	1/27/2023				—	212,197	456,224				4,189,829
	1/2/2023								1,296,000	15.52	8,100,000
	1/27/2023								266,596	17.79	1,887,500
	1/2/2023							521,907			8,334,855
	1/27/2023							106,098			1,767,593
Elizabeth O’Neill
	N/A		640,000	1,280,000
	1/27/2023				—	35,132	75,534				693,681
	1/27/2023								44,138	17.79	312,497
	1/27/2023							17,566			292,650
Tracy Layney
	N/A		437,500	875,000
	1/27/2023				—	30,916	66,469				610,437
	1/27/2023								38,841	17.79	274,994
	1/27/2023							15,458			257,530

(1)	The amounts shown in these columns reflect the estimated potential payment levels for the fiscal 2023 performance period under the AIP, further described under “—Compensation Discussion and Analysis.” The potential payouts were performance-based and, therefore, were completely at risk. The potential target and maximum payment amounts assume achievement of 100% and 200%, respectively, of the individual objectives of the AIP. Each executive received a bonus under the AIP, which is reported in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”
(2)	For each executive, the amounts shown in these columns reflect, in shares, the target and maximum amounts for PRSUs subject to a three-year performance period beginning in fiscal year 2023 that is further described under “—Compensation Discussion and Analysis.” The potential awards are performance-based and, therefore, completely at risk.
(3)	Reflects service-based RSUs granted in fiscal year 2023 under the 2019 EIP. Please see footnotes in the table entitled “Outstanding Equity Awards at 2023 Fiscal Year-End” for details concerning the RSUs’ vesting schedule.
(4)	Reflects service-based SARs granted in fiscal year 2023 under the 2019 EIP. Please see footnotes in the table entitled “Outstanding Equity Awards at 2023 Fiscal Year-End” for details concerning the SARs’ vesting schedule.
(5)	The exercise price is based on the market closing price on the grant date.
(6)	The value of a RSU, PRSU or SAR award is based on the fair value as of the grant date of such award determined in accordance with FASB ASC 718. Please refer to the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2023 for the relevant assumptions used to determine the valuation of our awards. The grant date fair value of the 2019 EIP Awards is based on the fair market value of our common stock as of the grant date established by our Board based on factors including the most recent valuation conducted by a third-party valuation firm less future expected dividends during the vesting period, multiplied by the target number of shares that may be earned.
(7)	Includes a special one-time special award to Mr. Singh that was made on January 27, 2023, which consisted of grants of $2,500,000 in RSUs and $2,500,000 in PRSUs under the 2019 EIP. These awards vest after three years, with the vesting of the PRSUs contingent on attaining certain performance metrics related to relative TSR.

54	LEVI STRAUSS & CO.

Back to Contents

OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR-END

The following table shows all outstanding equity awards held by each of our NEOs as of November 26, 2023. The vesting schedule for each grant is shown following this table.

	SAR AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED SARs EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED SARs UNEXERCISABLE(1)		EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED SARs	SAR EXERCISE PRICE(2)	SAR EXPIRATION DATE
Charles (“Chip”) V. Bergh	1,007,430	—		—	$6.90	2/1/2024
	643,170	—		—	9,60	1/30/2025
	403,900	—		—	14.88	1/29/2029
	206,822	68,941	(b)	—	19.70	1/28/2030
	113,866	113,866	(c)	—	21.35	1/26/2031
	79,137	237,411	(d)	—	21.00	1/24/2032
	—	406,073	(e)	—	17.79	1/26/2033
Harmit Singh	108,980	—		—	$6.90	2/1/2024
	138,670	—		—	9.60	1/30/2025
	89,440	—		—	14.88	1/29/2029
	49,342	16,447	(a)	—	20.25	1/27/2030
	25,304	25,303	(c)	—	21.35	1/26/2031
	18,404	55,212	(d)	—	21.00	1/24/2032
	—	88,276	(e)	—	17.79	1/26/2033
Michelle Gass	—	1,296,000	(f)	—	$15.52	1/1/2033
	—	266,596	(e)	—	17.79	1/26/2033
Elizabeth O’Neill	66,940	—		—	$9.60	1/30/2025
	55,900	—		—	14.88	1/29/2029
	27,412	9,137	(a)	—	20.25	1/27/2030
	12,652	12,651	(c)	—	21.35	1/26/2031
	8,098	24,293	(d)	—	21.00	1/24/2032
	—	44,138	(e)	—	17.79	1/26/2033
Tracy Layney	21,008	10,504	(a)	—	$13.00	4/15/2030
	9,489	9,488	(b)	—	21.35	1/26/2031
	7,362	22,084	(d)	—	21.00	1/24/2032
	—	38,841	(e)	—	17.79	1/26/2033

(1)	The following sets forth the vesting schedule for unvested outstanding SAR awards and generally depends upon continued employment through the applicable vesting date. Other circumstances under which such awards will vest are described in the section entitled “Potential Payments Upon Termination or Change In Control.”:
	(a)	SARs vested 25% on January 27, 2021 and then annually over the remaining three years.
	(b)	SARs vested 25% on January 28, 2021 and then annually over the remaining three years.
	(c)	SARs vest 25% on January 28, 2022 and then annually over the remaining three years.
	(d)	SARs vest 25% on each of January 27, 2023, January 26, 2024, January 24, 2025, and January 30, 2026.
	(e)	SARs vest 25% on each of January 26, 2024, January 24, 2025, January 30, 2026, and January 29, 2027.
	(f)	SARs vest 50% on January 2, 2024 and then annually over the remaining two years.
(2)	The SAR exercise prices for awards granted prior to the IPO reflect the fair market value of our common stock as of the grant date as established by our Board based on factors including the most recent valuation conducted by a third-party valuation firm. The SAR exercise prices for awards granted after the IPO reflect the market closing price on the grant date.

2024 PROXY STATEMENT	55

Back to Contents
	STOCK AWARDS
NAME	YEAR	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(4)
Charles (“Chip”) V. Bergh	2023	161,607	(a)	$2,487,132
	2022	95,982	(d)	1,477,163
	2021	52,693	(e)	810,945
	2020	22,922	(g)	352,770
	2023				274,733	(a)	$4,228,141
	2023				48,482	(a)	746,138
	2022				255,952	(b)	3,939,101
	2021				210,772	(c)	3,243,781
Harmit Singh	2023	140,528	(c)	$2,162,726
	2023	35,132	(a)	540,681
	2022	22,321	(d)	343,520
	2021	11,709	(e)	180,202
	2021	5,555	(f)	85,491
	2023				59,724	(a)	919,152
	2023				10,540	(a)	162,211
	2023				140,528	(a)	2,162,726
	2022				59,523	(b)	916,059
	2021				46,838	(c)	720,837
Michelle Gass	2023	260,953	(b)	4,016,067
	2023	106,098	(a)	1,632,848
	2023				180,367	(a)	2,775,848
	2023				31,830	(a)	489,864
Elizabeth O’Neill	2023	17,566	(a)	270,341
	2022	9,821	(d)	151,145
	2021	5,854	(e)	90,093
	2020	3,086	(f)	47,494
	2023				29,862	(a)	459,576
	2023				5,270	(a)	81,105
	2022				26,190	(b)	403,064
	2021				23,419	(c)	360,418
Tracy Layney	2023	15,458	(a)	237,899
	2022	8,928	(d)	137,402
	2021	4,391	(e)	67,577
	2020	2,884	(f)	44,385
	2023				26,279	(a)	404,434
	2023				4,637	(a)	71,363
	2022				23,809	(b)	366,421
	2021				17,564	(c)	270,310

56	LEVI STRAUSS & CO.

Back to Contents
(1)	RSUs vest ratably over a four-year period. The vesting schedule for unvested outstanding stock awards generally depends upon continued employment through the applicable vesting date. Other circumstances under which such awards will vest are described in the section entitled “Potential Payments Upon Termination or Change In Control.”
	(a)	2023 grant RSUs vest 25% on each of January 26, 2024, January 24, 2025, January 30, 2026, and January 29, 2027.
	(b)	2023 grant RSUs vests 50% on July 3, 2023 and then the remainder on January 2, 2024.
	(c)	2023 special RSU vests 100% on January 27, 2026.
	(d)	2022 grant RSUs vest 25% on each of January 27, 2023, January 26, 2024, January 24, 2025, and January 30, 2026.
	(e)	2021 grant RSUs vest 25% on each of January 28, 2022, January 27, 2023, January 26, 2024, and January 24, 2025.
	(f)	2020 grant RSUs vest 25% on January 27, 2021 and then the remainder annually over the remaining three years.
	(g)	2020 grant RSUs vest 25% on January 28, 2021 and then the remainder annually over the remaining three years.
(2)	Represents the number of stock awards multiplied by $15.39, the closing stock price as of November 24, 2023.
(3)	Represents the target number of shares that may be earned under PRSU award program (see “Compensation Discussion and Analysis” for more details) that vest at the end of a three-year performance period, subject to certification of performance results in the first quarter of fiscal 2025.
	(a)	2023 grant performance-based RSUs cliff vest on January 27, 2026.
	(b)	2022 grant performance-based RSUs cliff vest on January 25, 2025.
	(c)	2021 grant performance-based RSUs cliff vest on January 26, 2024.
(4)	Represents the number of stock awards multiplied by $15.39, the closing stock price as of November 24, 2023.

SAR EXERCISES AND STOCK VESTED

The following table shows all SARs exercised and the value realized upon exercise and all stock awards vested and the value realized upon vesting by each of our NEOs for fiscal year 2023, based on the difference between the share price of our common stock and the SAR exercise price on the date of exercise (in the case of SARs) or the share price of our common stock on the date of vesting (in the case of stock awards).

	SAR AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE	VALUE REALIZED ON EXERCISE	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING
Charles (“Chip”) V. Bergh	2,263,180	$26,066,176	263,993	$4,542,091
Harmit Singh	749,390	7,731,690	62,503	1,076,037
Michelle Gass	—	—	260,954	3,757,738
Elizabeth O’Neill	63,293	512,673	34,004	584,989
Tracy Layney	—	—	27,232	458,298

EMPLOYMENT AGREEMENTS

MR. BERGH

We have an employment agreement with Mr. Bergh effective September 1, 2011, as amended by each of the amendments effective May 8, 2012 and January 30, 2018. The agreement initially provided for an annual base salary of $1,200,000 and an AIP target participation rate of 175%, which have since been adjusted, and may be further adjusted, pursuant to annual review. For fiscal year 2023, his base salary and target participation rate under our AIP were $1,545,000 and 175% of base salary, respectively.

Mr. Bergh also participates in our 2019 EIP. This element of Mr. Bergh’s compensation for fiscal year 2023 is reflected and discussed under “—Compensation Discussion and Analysis.”

Mr. Bergh’s employment agreement also provides for certain severance and termination benefits that are described below under “—Potential Payments Upon Termination or Change In Control.”

Mr. Bergh is eligible to receive standard healthcare, life insurance and long-term savings program benefits, as well as relocation program benefits. He also receives benefits under our various executive perquisite programs consistent with that provided to his predecessor.

Mr. Bergh’s employment is at-will and may be terminated by us or by him at any time. Mr. Bergh does not receive any separate compensation for his services as a member of our Board.

2024 PROXY STATEMENT	57

Back to Contents

MS. GASS

We have an employment agreement with Ms. Gass effective December 1, 2022, which we entered into in connection with her appointment as the Company’s President. The agreement provided for an initial base salary of $1,475,000 and an AIP target participation rate of 175% of her base salary, which may be further adjusted, pursuant to annual review. For fiscal year 2023, her base salary and target participation rate under our AIP were $1,475,000 and 175% of base salary, respectively. In addition, in order to compensate Ms. Gass for equity forfeited as a result of her separation from her prior employer, she also received a one-time signing bonus of $8,100,000 and a sign-on RSU award with a grant date fair market value of $8,100,000, which vested in two equal installments at six months and 12 months following the effective date of the employment agreement. Ms. Gass also received a sign-on SAR grant with a grant date fair market value of $8,100,000, 50% of which vested one year following the effective date of the employment agreement and the remainder of which vests in two 25% installments on the subsequent two anniversaries of following the effective date of the employment agreement, subject to her continued employment through each vesting date (except as set forth below) and subject to an obligation to repay or return all or part of such sign-on payments and awards in certain circumstances including certain separations from service and certain changes in the value of prior awards upon which the value of the sign-on equity awards was based. All equity grants were made under the Company’s 2019 EIP.

Ms .Gass also participates in our 2019 EIP. This element of Ms. Gass’s compensation for fiscal year 2023 is reflected and discussed under “Compensation Discussion and Analysis.”

Ms. Gass’s employment agreement also provides for certain severance and termination benefits that are described below under “Potential Payments Upon Termination or Change In Control.”

Ms. Gass is eligible to receive standard healthcare, life insurance and long-term savings program benefits, as well as relocation program benefits. She also receives benefits under our various executive perquisite programs consistent with that provided to her predecessor.

Ms. Gass’s employment is at-will and may be terminated by us or by her at any time. Ms. Gass does not receive any separate compensation for his services as a member of our Board.

OTHER NAMED EXECUTIVE OFFICERS

For our NEOs other than the CEO, we have employment arrangements that provide for annual base salary and participation in our AIP, which are subject to annual review and adjustment, and participation in our 2019 EIP. These elements of compensation for fiscal year 2023 are reflected and discussed under “Compensation Discussion and Analysis.”

Executives also received standard healthcare, life insurance and long-term savings program benefits, as well as benefits under our various executive perquisite programs.

Employment of executives is at-will and may be terminated by us or the executive at any time.

58	LEVI STRAUSS & CO.

Back to Contents

EXECUTIVE RETIREMENT PLANS

NON-QUALIFIED DEFERRED COMPENSATION

Our Deferred Compensation Plan is a U.S. non-qualified, unfunded deferred tax effective savings plan provided to the NEOs, among other executives and the directors, as part of competitive compensation.

Participants may elect to defer all or a portion of their base salary and AIP payment and may elect an in-service and/or retirement distribution. Executive officers who defer salary or bonus under this plan are credited with market-based returns depending upon the investment choices made by the executive applicable to each deferral. The investment options under the plan, which closely mirror the options provided under our qualified 401(k) plan, include a number of mutual funds with varying risk and return profiles. Participants may change their investment choices as frequently as they desire, consistent with our 401(k) plan.

In addition, under our Deferred Compensation Plan, we provide a match up to 6% of eligible deferred compensation that cannot be provided under the qualified 401(k) plan due to IRS qualified plan compensation limits. The amounts in the table below reflect non-qualified contributions over the 401(k) limit by the executive officers and the resulting company match.

The table below provides information on the non-qualified deferred compensation activity for each of our NEOs for fiscal year 2023.

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR(1)	COMPANY CONTRIBUTIONS IN LAST FISCAL YEAR(2)	AGGREGATE EARNINGS/ (LOSSES) IN LAST FISCAL YEAR(3)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS	AGGREGATE BALANCE AT NOVEMBER 26, 2023(4)
Charles (“Chip”) V. Bergh	$263,399	$329,249	$1,663,520	$ —	$21,521,594
Harmit Singh	164,897	141,045	212,687	—	3,041,918
Michelle Gass	61,269	76,587	2,006	—	139,862
Elizabeth O’Neill	73,062	91,327	97,570	—	1,190,781
Tracy Layney	51,432	64,290	33,609	—	327,960
(1)	The executive contribution amounts were included in fiscal year 2023 compensation in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table,” as applicable.
(2)	Amounts reflect our Deferred Compensation Plan match contributions made by us and are reflected in the “All Other Compensation” column of the “Summary Compensation Table.”
(3)	None of the earnings/interest in this column are included in the “Summary Compensation Table” because they were not preferential or above market.
(4)	The following amounts were previously reported as compensation to the NEOs in the Summary Compensation Table for fiscal years prior to 2023: Mr. Bergh ($16,385,675), Mr. Singh ($2,108,121), and Ms. O’Neill ($467,682).

2024 PROXY STATEMENT      59

Back to Contents

PAY-RATIO INFORMATION

The annual total compensation of Mr. Bergh, our President and CEO, was $15,623,233 in fiscal year 2023, as reflected in the Summary Compensation Table. Based on reasonable estimates, the median annual total compensation of all employees of the company and its consolidated subsidiaries, excluding our President and CEO, was $19,105 for fiscal year 2023. Accordingly, for fiscal year 2023, the ratio of the annual total compensation of our President and CEO to the median of the annual total compensation of all of our employees and our consolidated subsidiaries’ other employees was 818 to 1. Our median employee was a store employee in the European region, who was part-time in fiscal year 2023.

We identified our median employee based on all taxable wages earned in fiscal year 2023 by each individual who we employed on August 31, 2023. We also converted all relevant employee compensation, on a country-by-country basis, to U.S. Dollars based on the applicable year-end exchange rate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the CEO pay ratio disclosed above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following sections include a description of the severance arrangements that were applicable as of November 26, 2023, the last day of our 2023 fiscal year.

EMPLOYMENT AGREEMENT AND ARRANGEMENTS WITH MR. BERGH

On June 9, 2011, we entered into an employment agreement with Mr. Bergh in connection with Mr. Bergh joining us. See “Employment Agreements—Mr. Bergh.” Mr. Bergh is eligible to receive certain benefits and payments upon his separation from us under certain circumstances pursuant to the terms of our Senior Executive Severance Plan and our 2019 EIP; provided however that if Mr. Bergh’s employment ceases due to an involuntary termination without Cause or voluntary termination for Good Reason upon or within two years following a Change in Control (each, as defined in his employment agreement), 100% of Mr. Bergh’s then unvested equity awards will vest in full, and all vested SARs will remain exercisable for 18 months following the date of his termination but no later than the original term/expiration date of the award.

In addition, in the event that Mr. Bergh retires, or Mr. Bergh’s employment ceases due to an involuntary termination without Cause or voluntary termination for Good Reason at any time other than within two years following a Change in Control, 100% of his outstanding equity and other long-term incentive awards that have remained outstanding for at least 12 months will vest in full, and all vested SARs will remain exercisable for 18 months following the date of his termination but no later than the original term/ expiration date of the award.

Mr. Bergh’s right to the foregoing benefits is subject to his execution of an effective release of claims in favor of us and compliance with certain restrictive covenants.

On December 7, 2023, the company announced that Mr. Bergh’s decision to retire from the company as of April 26, 2024 and that the Board elected Ms. Gass to succeed Mr. Bergh as President and CEO, effective January 29, 2024. The Board has elected Mr. Bergh as Executive Vice Chair of the Board until the retirement date, and thereafter Mr. Bergh will transition to the role of Senior Advisor until the end of the company’s 2024 fiscal year.

To facilitate the transition and enable continuity, the company and Mr. Bergh have agreed to an arrangement which will allow the company to leverage Mr. Bergh’s expertise through the transition date. Pursuant to the arrangement, during his service as Executive Vice Chair of the Board until the retirement date, Mr. Bergh will receive his current base salary and target annual incentive compensation opportunity, with any paid bonus taking into account, on a pro-rated basis, Mr. Bergh’s period of service as CEO and President and his service as Executive Vice Chair of the Board in 2024. In addition, he will be provided with health, welfare and fringe benefits consistent with those provided to the company’s other senior executives generally and certain perquisites consistent with those historically provided to him while serving as CEO and President.

60      LEVI STRAUSS & CO.

Back to Contents

In the Senior Advisor role until the transition date, Mr. Bergh will report to the Board and the CEO, provide advice on strategic and operational matters, and meet with key stakeholders at the company’s request. Mr. Bergh will receive a one-time consulting fee of $1,000,000, payable upon his appointment as Senior Advisor. In addition, Mr. Bergh will receive administrative support in the amount of $200,000 annually for four years commencing with his role as Senior Advisor. While serving as Senior Advisor, he will not be entitled to a target annual incentive compensation opportunity or a long-term incentive award. All of Mr. Bergh’s then-outstanding long-term equity incentive awards as of the transition date will vest in accordance with the “retirement” treatment provided therein. Mr. Bergh will not be receiving the severance benefits pursuant to his employment agreement and under the Senior Executive Severance Plan described below.

For more details on the CEO succession process and the benefits Mr. Bergh will be entitled to receive, see the “CEO Succession Planning” section above.

EMPLOYMENT AGREEMENT AND ARRANGEMENTS WITH MS. GASS

On December 1, 2022, we entered into an employment agreement with Ms. Gass in connection with her appointment as the Company’s President. See “Employment Agreements—Ms. Gass.” Ms. Gass is generally entitled to receive the benefits provided by our Senior Executive Severance Plan, including the right to receive payments in the event of a qualifying termination of employment following a Change in Control (as defined in her employment agreement), as modified by the employment agreement. These benefits, as modified, are as follows. If Ms. Gass’ employment is involuntarily terminated without Cause, or by Ms. Gass with Good Reason (each, as defined in her employment agreement), she will receive severance equal to 24 months of her then-current base salary, up to 18 months of COBRA and life insurance continuation, a pro rata bonus, continued equity award vesting during the severance period of awards granted at least 12 months prior to the date of termination, a post-termination exercise period that commences at the end of the severance period and accelerated vesting of the equity awards she received upon signing her employment agreement. In the event her employment is involuntary terminated without Cause, or by Ms. Gass with Good Reason within 18 months following a Change in Control, she will receive severance in a lump sum equal to three times the sum of her then-current base salary and annual target bonus, up to 18 months of COBRA and life insurance continuation, a pro rata bonus, accelerated vesting of performance awards at target and accelerated vesting of the sign-on equity awards.

SENIOR EXECUTIVE SEVERANCE PLAN

Our Severance Plan provides for (i) 104 weeks of severance pay to our CEO and President and 78 weeks of severance pay to each of the other NEOs based on their then current base salary rates to be paid in accordance with our regular payroll schedule, (ii) a pro-rated portion of the AIP payout, subject to our actual financial performance but assuming individual performance at 100% of target, and (iii) reasonable outplacement counseling and job search benefits, if the applicable executive’s employment ceases due to an involuntary termination without Cause or voluntary termination for Good Reason (each, as defined in our Severance Plan, and each, a Qualified Termination). In addition, with respect to any time-based SARs or RSU awards that have been held by the executive for more than 12 months, such awards will continue to vest if the executive remained employed for the number of months equal to the executive’s severance period (other than with respect to Mr. Bergh’s equity awards, which are subject to the terms of his employment agreement). If the executive’s employment ceases due to a Qualified Termination within 18 months following a Change in Control (each as defined in our Severance Plan), the severance period increases to 156 weeks for Mr. Bergh and Ms. Gass and 104 weeks for the other NEOs, the severance payments also include AIP target bonus for the fiscal year in which the termination ins announced (in addition to base salary) and are paid in a lump sum as soon as practical following the termination date and any performance-based equity awards shall fully vest and time-based equity awards will fully vest if not assumed (in each case, other than with respect to Mr. Bergh’s equity awards, which are subject to the terms of his employment agreement). Our Severance Plan also provides that if the executive elects COBRA coverage, for the duration of the executive’s severance period, up to a maximum of 18 months, the executive will only be required to pay the same share of the applicable premium for medical coverage that would apply if the executive were participating in the medical plan as an active employee. Additionally, for each executive who is eligible to be covered by our retiree health benefits (if any), we will fully pay for retiree medical coverage for the duration of the executive’s severance payment period, up to a maximum of 18 months, reduced for any months in which the executive receives subsidized COBRA coverage and the executive will be eligible for our standard basic life insurance coverage of $5,000 provided under our retiree health benefits program. Each executive’s severance benefits are subject to the execution of a general release of claims agreement and will cease upon rehire by us or acceptance of a job with one of our competitors.

2024 PROXY STATEMENT      61

Back to Contents

2021, 2022 AND 2023 EQUITY AWARDS

With respect to equity awards granted in fiscal years 2021, 2022 and 2023, in the event that the executive officer’s employment terminates due to Retirement (as defined in the award agreement), any equity awards that have remained outstanding for at least 12 months will continue to vest through the remainder of the vesting period. In addition, in the event that the executive officer dies or his or her employment terminates due to Disability (as defined in the award agreement), 100% of his or her outstanding time-based equity awards granted in fiscal years 2021, 2022 and 2023 will vest in full, and all vested SARs will remain exercisable for 18 months following the date of his or her termination, but no later than the original term/expiration date of the award.

The information in the tables below reflects the estimated value of the compensation to be paid by us to each of the NEOs in the event of his or her termination, Retirement, Change in Control termination, death, or Disability. The amounts shown below assume that each named individual was employed and that his or her termination, retirement, Change in Control termination, death, Disability or Corporate Transaction was effective as of November 26, 2023. The actual amounts that would be paid can only be determined at the time of the actual event. The amounts also assume a share price of $15.39 for all equity-based awards, which was the closing stock price as of November 24, 2023.

CHARLES (“CHIP”) V. BERGH

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION
Compensation:
Severance(1)	$—	$—	$4,831,215	$—	$14,487,465
Equity vesting(2)	—	9,823,760	9,823,760	5,128,010	17,285,171
Benefits:
COBRA and life insurance(3)	—	—	29,266	—	29,266
(1)	Based on Mr. Bergh’s annual base salary of $1,545,000 and his actual AIP award earned for fiscal year 2023. See “—Compensation Discussion and Analysis.”
(2)	In the event of Retirement, assumes full vesting of unvested equity awards and the target number of shares underlying performance-based equity awards that have remained outstanding for at least 12 months. In the event of a Change in Control Termination, assumes full vesting of all unvested equity awards and the target number of shares underlying performance-based equity awards. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same company/employee percentage sharing as during employment.

HARMIT SINGH

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION
Compensation:
Severance(1)	$—	$—	$2,044,000	$—	$4,544,000
Equity vesting(2)	—	2,246,109	2,246,109	3,312,621	8,193,605
Benefits:
COBRA and life insurance(3)	—	—	23,104	—	23,104
(1)	Based on Mr. Singh’s annual base salary of $1,000,000 and his actual AIP award earned for fiscal year 2023. See “—Compensation Discussion and Analysis.”
(2)	In the event of Retirement, assumes full vesting of unvested equity awards and the target number of shares underlying performance-based equity awards that have remained outstanding for at least 12 months. In the event of a Termination Without Cause or Resignation for Good Reason, reflects vesting of all unvested time-based equity awards held more than 12 months that would otherwise vest during the 78 week period following November 26, 2023. In the event of a Change in Control Termination, assumes the equity awards are not assumed in the transaction and thus fully vest (with performance-based equity awards vesting at target). In the event the equity awards are assumed and the holder experiences a Change in Control Termination, the value of the vesting would be $4,880,985. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same company/employee percentage sharing as during employment.

62      LEVI STRAUSS & CO.

Back to Contents
MICHELLE GASS

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION
Compensation:
Severance(1)	$—	$—	$4,452,046	$—	$13,670,796
Equity vesting(2)	—	—	4,016,067	5,648,915	8,914,627
Benefits:
COBRA and life insurance(3)	—	—	29,419	—	29,419
(1)	Based on Ms. Gass’ annual base salary of $1,475,000 and his actual AIP award earned for fiscal year 2023. See “—Compensation Discussion and Analysis.”
(2)	In the event of a Termination Without Cause or Resignation for Good Reason, reflects full vesting of all unvested time-based equity awards held more than 12 months that would otherwise vest in the 104 week period following November 26, 2023. In the event of a Change in Control Termination, assumes equity awards are not assumed in the transaction and thus fully vest (with performance-based equity awards vesting at target) including the acceleration of the Initial awards. In the event the equity awards are assumed and the holder experiences a Change in Control Termination, the value of the vesting would be $8,914,627. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same company/employee percentage sharing as during employment.

ELIZABETH O’NEILL

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION
Compensation:
Severance(1)	$—	$—	$1,516,160	$—	$3,196,160
Equity vesting(2)	—	—	867,350	559,073	1,863,237
Benefits:
COBRA and life insurance(3)	—	—	22,972	—	22,972
(1)	Based on Ms. O’Neill’s annual base salary of $800,000 and her actual AIP award earned for fiscal year 2023. See “—Compensation Discussion and Analysis.”
(2)	In the event of Termination Without Cause or Resignation for Good Reason, reflects full vesting of all unvested time-based equity awards held more than 12 months that would otherwise vest during the 78 week period following November 26, 2023. In the event of a Change in Control Termination, assumes the equity awards are not assumed in the transaction and thus fully vest (with performance-based equity awards vesting at target). In the event the equity awards are assumed and the holder experiences a Change in Control Termination, the value of the vesting would be $1,304,164. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same company/employee percentage sharing as during employment.

TRACY LAYNEY

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION
Compensation:
Severance(1)	$—	$—	$1,197,375	$—	$2,384,875
Equity vesting(2)	—	—	743,146	512,367	1,624,895
Benefits:
COBRA and life insurance(3)	—	—	29,346	—	29,346
(1)	Based on Ms. Layney’s annual base salary of $625,000 and his actual AIP award earned for fiscal year 2023. See “—Compensation Discussion and Analysis.”
(2)	In the event of Termination Without Cause or Resignation for Good Reason, reflects full vesting of all unvested time-based equity awards held more than 12 months that would otherwise vest during the 78 week period following November 26, 2023. In the event of a Change in Control Termination, assumes the equity awards are not assumed in the transaction and thus fully vest (with performance-based equity awards vesting at target). In the event the equity awards are assumed and the holder experiences a Change in Control Termination, the value of the vesting would be $1,112,528. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same company/employee percentage sharing as during employment.

2024 PROXY STATEMENT      63

Back to Contents

PAY VERSUS PERFORMANCE DISCLOSURE

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and company performance for the fiscal years listed below. The Compensation and Human Capital Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

					VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:(4)
YEAR (a)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1) ($) (b)	COMPENSATION ACTUALLY PAID TO PEO(1)(2)(3) ($) (c)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS(1) ($) (d)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS(1)(2)(3) ($) (e)	TSR ($) (f)	PEER GROUP TSR ($) (g)	NET INCOME ($ MILLIONS) (h)	ADJUSTED EBIT(5) (i)
2023	15,623,233	10,937,841	12,641,859	11,084,803	85.76	52.63	249.60	554.80
2022	15,867,418	(5,530,077)	3,661,501	(417,726)	86.99	67.28	569.10	713.00
2021	16,331,831	33,799,905	4,553,330	6,965,116	143.37	113.04	553.54	712.90

(1)	Charles (“Chip”) V. Bergh was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023
Harmit Singh	Harmit Singh	Harmit Singh
Elizabeth O’Neill	Elizabeth O’Neill	Elizabeth O’Neill
Seth Ellison	Seth Ellison	Michelle Gass
Jennifer Sey	Seth Jaffe	Tracy Layney

(2)	The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the company’s NEOs. These amounts reflect the Total column set forth in the Summary Compensation Table with certain adjustments as described in footnote 3 below.
(3)	Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	SUMMARY COMPENSATION TABLE TOTAL MR. BERGH ($)	EXCLUSION OF STOCK AWARDS AND OPTION AWARDS FOR MR. BERGH ($)	INCLUSION OF EQUITY VALUES FOR MR. BERGH ($)	COMPENSATION ACTUALLY PAID TO MR. BERGH ($)
2023	15,623,233	(11,949,250)	7,263,858	10,937,841
2022	15,867,418	(10,799,892)	(10,597,603)	(5,530,077)
2021	16,331,831	(10,140,242)	27,608,316	33,799,905

YEAR	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)	AVERAGE EXCLUSION OF STOCK AWARDS AND OPTION AWARDS FOR NON-PEO NEOS ($)	AVERAGE INCLUSION OF EQUITY VALUES FOR NON-PEO NEOS ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($)
2023	12,641,859	(8,612,826)	7,055,770	11,084,803
2022	3,661,501	(1,707,875)	(2,371,352)	(417,726)
2021	4,553,330	(1,633,689)	4,045,475	6,965,116

64      LEVI STRAUSS & CO.

Back to Contents

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

YEAR	YEAR-END FAIR VALUE OF EQUITY AWARDS GRANTED DURING YEAR THAT REMAINED UNVESTED AS OF LAST DAY OF YEAR FOR MR. BERGH ($)	CHANGE IN FAIR VALUE FROM LAST DAY OF PRIOR YEAR TO LAST DAY OF YEAR OF UNVESTED EQUITY AWARDS FOR MR. BERGH ($)	CHANGE IN FAIR VALUE FROM LAST DAY OF PRIOR YEAR TO VESTING DATE OF UNVESTED EQUITY AWARDS THAT VESTED DURING YEAR FOR MR. BERGH ($)	TOTAL - INCLUSION OF EQUITY VALUES FOR MR. BERGH ($)
2023	8,810,937	(2,083,319)	536,240	7,263,858
2022	7,226,837	(13,434,058)	(4,390,382)	(10,597,603)
2021	12,996,411	13,445,458	1,166,447	27,608,316

YEAR	AVERAGE YEAR-END FAIR VALUE OF EQUITY AWARDS GRANTED DURING YEAR THAT REMAINED UNVESTED AS OF LAST DAY OF YEAR FOR NON-PEO NEOS ($)	AVERAGE CHANGE IN FAIR VALUE FROM LAST DAY OF PRIOR YEAR TO LAST DAY OF YEAR OF UNVESTED EQUITY AWARDS FOR NON-PEO NEOS ($)	AVERAGE VESTING-DATE FAIR VALUE OF EQUITY AWARDS GRANTED DURING YEAR THAT VESTED DURING YEAR FOR NON-PEO NEOS ($)	AVERAGE CHANGE IN FAIR VALUE FROM LAST DAY OF PRIOR YEAR TO VESTING DATE OF UNVESTED EQUITY AWARDS THAT VESTED DURING YEAR FOR NON- PEO NEOS ($)	TOTAL – AVERAGE INCLUSION OF EQUITY VALUES FOR NON-PEO NEOS ($)
2023	6,286,038	(222,757)	939,435	53,054	7,055,770
2022	605,030	(2,269,579)	0	(706,803)	(2,371,352)
2021	1,732,840	2,123,938	0	188,697	4,045,475

(4)	The Peer Group TSR set forth in this table utilizes the S&P 500 Apparel, Accessories and Luxury Goods, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the fiscal year ended November 26, 2023. The comparison assumes $100 was invested for the period starting November 29, 2020, through the end of the listed year in the company and in the S&P 500 Apparel, Accessories and Luxury Goods, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)	We determined Adjusted EBIT to be the most important financial performance measure used to link company performance to Compensation Actually Paid to our NEOs in 2023. This performance measure may not have been the most important financial performance measure for years 2022 and 2021 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

2024 PROXY STATEMENT      65

Back to Contents

RELATIONSHIP BETWEEN PEO AND NON-PEO NEO COMPENSATION ACTUALLY PAID AND COMPANY TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the company’s cumulative TSR over the three most recently completed fiscal years compared to that of the S&P 500 Apparel, Accessories and Luxury Goods Index over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
(11/29/2020 Indexed to $ 100)

66      LEVI STRAUSS & CO.

Back to Contents

RELATIONSHIP BETWEEN PEO AND NON-PEO NEO COMPENSATION ACTUALLY PAID AND NET INCOME

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income

2024 PROXY STATEMENT      67

Back to Contents

RELATIONSHIP BETWEEN PEO AND NON-PEO NEO COMPENSATION ACTUALLY PAID AND ADJUSTED EBIT

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EBIT during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Adjusted EBIT

TABULAR LIST OF MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES

The following table presents the financial performance measures that the Company considers the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2023 to company performance. The measures in this table are not ranked.

PERFORMANCE MEASURES
Adjusted Earnings Before Income and Taxes (EBIT)
Net Revenues
Cash Conversion Cycle

68      LEVI STRAUSS & CO.

Back to Contents

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information, as of November 26, 2023, with respect to our equity compensation plans.

PLAN CATEGORY	CLASS OF COMMON STOCK	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(3)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN 2)(4)
Equity compensation plans approved by security holders(1):	Class A	8,760,936	$18.26	30,714,409
	Class B	1,345,277	$9.72	—
Equity compensation plans not approved by security holders:	—	—	—	—
Total	Class A and Class B	10,106,213	$14.80	30,714,409
(1)	Includes our 2016 Equity Incentive Plan (“2016 EIP”), 2019 Equity Incentive Plan (“2019 EIP”) and 2019 Employee Stock Purchase Plan (“2019 ESPP”). No additional awards may be granted under our 2016 EIP.
(2)	The number of shares includes SARs, RSUs and PRSUs based on target performance and includes shares of common stock to be issued in connection with certain deferred stock-settled director RSUs. The number of shares for SARs represents the number of shares of common stock the SARs would convert into if exercised on November 26, 2023 based on the market value of our common stock on that date, calculated based on the conversion formula as defined in the EIP.
(3)	Only includes SARs, as RSUs and PRSUs do not have exercise prices associated with them.
(4)	Calculated based on the number of stock awards authorized upon the adoption of the 2019 EIP, less (a) the number of outstanding dilutive SARs (b) shares issued in connection with converted RSUs and (c) securities expected to be issued in the future upon conversion of outstanding RSUs. The 2019 EIP provides for an award pool of 40 million shares of common stock that may be subject to awards thereunder. The 30,714,409 figure in the table reflects the potential number of shares which could be issued pursuant to future awards under the 2019 EIP of 20,791,341 and pursuant to future issuances under the 2019 ESPP of 9,923,068. Note that the following shares may return to the 2019 EIP and be available for issuance in connection with a future award: (i) shares covered by an award that expires or otherwise terminates without having been exercised in full; (ii) shares that are forfeited or awards which are canceled and regranted in accordance with the terms of the 2019 EIP; (iii) shares covered by an award that may only be settled in cash per the terms of the award which do not count against the 2019 EIP’s award pool; (iv) shares withheld to cover payment of an exercise price or cover applicable tax withholding obligations; (v) shares tendered to cover payment of an exercise price; and (vi) shares that are canceled pursuant to an exchange or repricing program.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and greater than 10% shareholders to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors, and greater than 10% shareholders were complied with, except for the following inadvertent delinquent reports: one report relating to two transactions for Robert Eckert; one report relating to five transactions for David Friedman; one report relating to one transaction for Joshua Prime; and one report relating to one transaction for Harmit Singh.

Additionally, in April 2023, our officers and directors who were in office at the time of our initial public offering in March 2019 filed amendments to Form 4s that were previously filed on a timely basis to correct the disclosure relating to RSUs for Class B common stock or the issuance of shares of Class B common stock upon settlement of PRSUs, which were inadvertently disclosed in Table I instead of Table II in the original Form 4 filings.

2024 PROXY STATEMENT      69

Back to Contents

AUDIT MATTERS

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 1, 2024 and has further directed that management submit its selection of the independent registered public accounting firm for ratification by the shareholders at the annual meeting. PwC has audited our financial statements since 2007. Representatives of PwC are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or laws require shareholder ratification of the selection of PwC as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of PwC to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PwC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of our company and shareholders.

Ratification of the Audit Committee’s selection of PwC requires the affirmative vote of the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote on the matter at the annual meeting.

Our Board of Directors unanimously recommends a vote “FOR” this proposal.

SELECTION AND ENGAGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PRINCIPAL ACCOUNTANT FEES

The following table represents aggregate fees billed to or incurred by us for professional services rendered by PwC, our independent registered public accounting firm, during fiscal years 2023 and 2022. All fees described below were pre-approved by the Audit Committee.

	YEAR ENDED
	NOVEMBER 26, 2023 ($)	NOVEMBER 27, 2022 ($)
	(IN THOUSANDS)
Services provided:
Audit fees(1)	8,550	8,184
Audit-related fees(2)	209	240
Tax fees(3)	114	155
All other fees(4)	17	3
Total fees	8,890	8,582
(1)	Audit fees include fees for the audit of our annual consolidated financial statements, including internal controls over financial reporting, quarterly reviews of interim consolidated financial statements and statutory audits.

70	LEVI STRAUSS & CO.

Back to Contents
(2)	Audit-related fees include fees for services not related to the annual audit of the consolidated financial statements, related quarterly reviews or required by statute. Fees included are associated with assurance and other professional services that are related to the performance of audits of the company and financial reporting for certain foreign subsidiaries.
(3)	Tax fees are for services to assist in the preparation of our foreign tax returns and for the provision of tax advice.
(4)	All other fees consist of fees for other permissible services other than the services reported above, including fees for financial statement compilation services for certain subsidiaries and access to accounting and audit reference materials.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for approving every engagement of our independent registered public accounting firm to provide audit or non-audit services for us before being engaged to provide those services. The Audit Committee’s pre-approval policy provides as follows:

•	Once a year when the base audit engagement is reviewed and approved, management will identify all other services (including fee ranges) for which management knows or believes it will engage our independent registered public accounting firm for the next 12 months. Additionally, on an annual basis, the Audit Committee pre-approves an allotment to be utilized for specifically defined permitted services not anticipated in the annual pre-approval. Those services typically include, statutory audits, specified tax matters, certifications to the lenders as required by financing documents and consultation on new accounting and disclosure standards.
•	If any new proposed engagement comes up during the year that was not pre-approved by the Audit Committee or exceeds the pre-approval allotment as discussed above, the engagement will require (i) specific approval of the chief financial officer and corporate controller (including confirming with counsel permissibility under applicable laws and evaluating potential impact on independence) and, if approved by management, (ii) approval of the Audit Committee or its designee.
•	The chair of the Audit Committee will have the authority to give such approval but may seek full Audit Committee input and approval in specific cases as he or she may determine.

The Audit Committee has determined that the rendering of services other than audit services by PwC is compatible with maintaining the principal accountant’s independence.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended November 26, 2023 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended November 26, 2023.

Troy M. Alstead (Chairperson)
Yael Garten
David Marberger
Christopher J. McCormick
Jenny Ming
Joshua E. Prime

The material in this report of the Audit Committee is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

2024 PROXY STATEMENT	71

Back to Contents

SHAREHOLDER PROPOSALS

PROPOSAL 4

CORPORATE FINANCIAL SUSTAINABILITY REPORT

The National Center for Public Policy Research has notified the Company that they intend to present the following proposal for consideration at the annual meeting.

Whereas: The Company’s policy positions, advocacy, partnerships and charitable giving on significant social policy and political matters should not alienate consumers, decrease sales, or diminish shareholder value.

The Company takes public and politically divisive positions over issues of significant social policy concern, including advocating for anti-Second Amendment policies and decrying laws designed to increase integrity and confidence in elections as “racist.”(1)

The Company does not protect employees based on viewpoint and even forced out a top executive over her views regarding school closures during COVID-19, wearingly describing it, too, as racist.(2)

The Company partners with divisive organizations such as the Human Rights Campaign (HRC), which seeks to indoctrinate elementary school children as young as 5-years-old with radical gender ideology and instruction on sexual orientation by pushing books and lesson plans in schools. The Company also has a 100 percent rating on the HRC’s “Corporate Equality Index.” Earning that score requires spending shareholder assets to embrace highly partisan positions on hot-button issues.

The Company donates to divisive organizations such as the American Civil Liberties Union and Planned Parenthood, and pledged $37 million to the Black Lives Matter movement and related causes proven to squander assets and support racism and antisemitism.(3)

The Company also supports a variety of other leftwing causes and organizations through the related Levi Strauss Foundation. For instance, 44 percent of the Foundation’s 2020 grants went to so-called “social justice” organizations that support partisan and unpopular objectives and undermine law enforcement.(4) The Company supports these law enforcement-undermining organizations despite its “urgent concern” over the impact of “smash and grab” retail crime on business.(5)

Resolved: Shareholders request that the Board of Directors create a board committee on corporate financial sustainability to oversee and review the impact of the Company’s policy positions, advocacy, partnerships and charitable giving on social and political matters, and the effect of those actions on the Company’s financial sustainability. The Company should issue a public report on the committee’s findings by the end of 2024.

SUPPORTING STATEMENT

The Company supports divisive organizations and takes public stances on divisive issues that alienate current and prospective consumers despite declining sales and a 22 percent drop in its Americas market.(6)

Recent events have made clear that company bottom-lines, and therefore value to shareholders, drop when companies take overtly political and divisive positions that alienate consumers. Following Bud Light’s embrace of partisanship and disparagement of its customer base, its revenue fell $395 million in North America when compared to the same time a year ago.(7) This amounts to roughly 10 percent of its revenue in the months following its leap into contentious politics.(8) Target Corporation’s market cap fell over $15 billion amid backlash for similar actions.(9) And Disney stock fell 44 percent in 2022 –its worst performance in nearly 50 years – amid its decision to put extreme partisan agendas ahead of parents’ rights.(10)

(1)    https://www.levistrauss.com/2021/04/02/standing-up-for-voting-rights/; https://fortune.com/2020/09/01/levi-strauss-ceo-racial-inequality-voter-disenfranchisement/

(2)    https://www.foxbusiness.com/politics/levis-brand-president-quits-says-she-was-forced-out-over-her-views-against-school-closures; https://1792exchange.com/company/levi-strauss/

(3)    https://1792exchange.com/company/levi-strauss/

(4)    https://levistrauss.com/wp-content/uploads/2021/09/LSF-2020-Year-In-Review.pdf

72	LEVI STRAUSS & CO.

Back to Contents

(5)    https://www.rila.org/focus-areas/asset-protection/retail-ceos-call-on-congress-address-retail-crime; https://www.foxbusiness.com/retail/retail-companies-support-police-reform-2020-ask-congress-increase-measures-retail-theft

(6)    https://www.wsj.com/articles/levi-strauss-swings-to-loss-americas-sales-drop-22-31f9266

(7)    https://www.cnn.com/2023/08/03/business/anheuser-busch-revenue-bud-light-intl-hnk/index.html;

(8)    https://www.theguardian.com/business/2023/aug/03/bud-light-revenue-sales-anheuser-busch

(9)    https://www.foxbusiness.com/media/target-market-cap-losses-hit-15-7-billion-share-near-52-week-low-amid-woke-backlash; https://nypost. com/2023/05/23/target-to-remove-some-lgbtq-merchandise-after-facing-customer-backlash/?dicbo=v2-x4CMNWo

(10)  https://www.washingtonexaminer.com/policy/economy/disney-has-lost-50-billion-in-value-since-war-with-florida-began; https://www.hollywoodreporter.com/business/business-news/disney-stock-2022-1235289239/; https://markets.businessinsider.com/news/stocks/disney-stock-price-decline-bob-iger-pandemic-inflation-recession-streaming-2022-12; https://www.foxnews.com/media/disneys-decline-shows-woke-focus-alienating-fans-wsj-column

Board Recommendation

Our Board of Directors has carefully considered this proposal and, for the reasons set forth below, the Board recommends that you vote against this proposal.(1)

As a public company, we are committed to serving the best interests of our shareholders. We believe it is in the long term interest of our business and shareholders for our company to be a force for good, and that we can utilize philanthropy as a powerful vehicle for change. We are committed to supporting organizations and charities that share our values—originality, empathy, integrity and courage—and we are committed to furthering that work with intentionality, transparency and accountability. We believe that doing so indicates our commitment to our values in a way that positively impacts our employees, creates positive brand impact with our customers, enforces best practices with our business partners and ultimately creates value for our shareholders.

In particular, we donate to the Levi Strauss Foundation (the “Foundation”) whose mission is to support pioneering leaders and organizations fighting for change on the issues and events of our time in locations where the Company has a business presence with respect to four core issues: reproductive justice, worker rights and well-being, immigrant rights and democracy.

The proponent mischaracterizes our philanthropy, our commitment to standing alongside our community partners and the means by which we promote our values. Contrary to the proponent’s statement, the Company is fully committed to fostering a “profits through principles” approach to business. As described in the Company’s “Sustainability Issue Prioritization” webpage,*(2) to ensure that we are addressing the issues with the most potential to impact our business, society and the environment, the Company prioritizes sustainability issues through a process in which we engage a broad group of internal and external stakeholders for feedback on key environmental, social and governance topics. This includes a detailed assessment every few years, complemented by annual reviews to assess emerging issues and make sure we continue to focus on issues of greatest relevance. Moreover, for the Company’s “priority sustainability issues,” we have created time-bound and measurable goals to address the impact on our business and to create transparency around our performance and management approaches.

The Board believes that formation of a new committee to oversee and review the impact of the Company’s policy positions, advocacy, partnerships and charitable giving on social and political matters, and the effect of those actions on the Company’s financial sustainability, is unnecessary and not an effective use of Company resources because the Board and various committees already exercise extensive oversight of, and devote substantial resources to, such matters. The Company has also prepared numerous disclosures regarding the topic, which are located on the Company’s webpage “ESG Reporting Indices.”*(3)

*      Information contained on or accessible through our websites is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with the Securities and Exchange Commission, and any references to our websites are intended to be inactive textual references only.

(1)    The Company will promptly provide the address and, to our knowledge, share ownership of the National Center for Public Policy Research to shareholders upon receiving an oral request or a written request sent to Levi Strauss & Co., Attn: Corporate Secretary, 1155 Battery Street, San Francisco, CA 94111.

(2)    “Sustainability Issue Prioritization”, available at https://www.levistrauss.com/sustainability-report/reporting/sustainability-issue-prioritization/.

(3)    “ESG Reporting Indices”, available at https://www.levistrauss.com/sustainability-report/reporting/esg-reporting-indices/.

2024 PROXY STATEMENT	73

Back to Contents

The Board Oversees ESG Matters

The proposal suggests actions that are not necessary and are duplicative of existing Company practice. The Company, through the Board’s current collective oversight of and direct involvement in certain matters, already satisfies the first essential objective of the proposal: oversight of the Company’s “policy positions, advocacy, partnerships and charitable giving on social and political matters, and the effect of those actions on the Company’s financial sustainability.” For example:

•   Pursuant to the Company’s corporate governance guidelines, each member of the Board is responsible for shaping effective corporate governance and overseeing matters related to corporate citizenship, public policy and community involvement issues, as well as targets, standards and other metrics used to measure and track performance and progress with respect to such issues. In addition, the Corporate Governance Guidelines emphasize that a basic responsibility of members of the Board is reviewing and approving charitable contributions and overseeing and monitoring the Company’s values and corporate citizenship principles.

•  The Nominating, Governance and Corporate Citizenship Committee (the “NGCCC”) periodically (i) reviews with management the impact of the Company’s business operations and business practices with respect to issues such as corporate citizenship, public policy and community involvement, (ii) reviews and oversees the Company’s corporate policies, programs, progress reports and, in coordination with other committees of the Board, significant publications relating to such matters, (iii) makes recommendations on such matters to the full Board, and (iv) reviews the Company’s key public policy positions and the manner in which the Company conducts significant public policy and government relations activities.

•  Both the Board and the NGCCC approve, on an annual basis, the Company’s donation to the Foundation. That particular grant represents a significant percentage of the Company’s total annual expenditures on social and political matters, and, at the same time, a de minimis portion of the Company’s total revenues.

•  The Audit Committee discusses with management and the Company’s independent registered public accounting firm the risks faced by the Company and the policies, guidelines and process by which management assesses and manages the Company’s risks, including risks related to corporate citizenship, public policy and community involvement and major financial risks and enterprise exposures, and the steps management has taken to monitor and control such exposures.

ESG Reporting

The proposal also requests unnecessary and duplicative actions in that the Company already satisfies the second essential objective of the proposal: transparency. In addition to the information disclosed annually in the Company’s proxy statement, the Company produces numerous public reports—among others, an annual DE&I Impact Report,*(4) a Climate Action Strategy,*(5) a Water Action Strategy,*(6) a Supplier Code of Conduct*(7) —that address the Company’s policy positions, advocacy, partnerships and charitable giving on social and political matters. Additionally, every year since 2019, the Company has published an annual Sustainability Report*(8) that outlines the Company’s “holistic sustainability strategy” and goals. The report also provides metrics highlighting progress achieved against these goals.

The Foundation is run separately from and is not part of the Company; however, any shareholder wishing to review the Foundation’s mission and grantmaking, including the Foundation’s annual audited financial statements, can access the information through the Foundation’s website.*(9)

In sum, the Board believes that support of charity is in the best interest of the Company and that the substantial oversight by our Board and its committees, conducted through clear and deliberate processes with consideration of risks and business implications, and the comprehensive disclosure already publicly available on our website, clearly show that the Company is already closely looking at issues related to the Company’s policy positions, advocacy, partnerships and charitable giving on social and political matters and its effects on corporate financial sustainability. Through its governance and board oversight the Company carefully considers how policy positions and actions support long-term growth and shareholder value. Moreover, the Company’s charitable giving is conducted in large part through support of a separate foundation that has its own board of directors and that makes its own giving determinations in a well-documented and transparent manner. Our Board, therefore, believes that forming the committee requested by the proposal (i) would be unnecessary and duplicative as it would not provide any additional oversight or information and (ii) would not be an effective use of the Company’s time and resources or benefit our shareholders. Our Board also believes that the requested report would be unnecessary and duplicative as the information is already largely available and thus would not benefit our shareholders. Accordingly, the Board recommends that shareholders vote “AGAINST” this proposal.

74	LEVI STRAUSS & CO.

Back to Contents

*      Information contained on or accessible through our websites is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with the Securities and Exchange Commission, and any references to our websites are intended to be inactive textual references only.

(4)    “DE&I Impact Report 2022”, available at https://www.levistrauss.com/wp-content/uploads/2023/05/DEI-Impact-Report_FINAL_RGB.pdf.

(5)    “Climate Action Strategy 2025”, available at https://levistrauss.com/wp-content/uploads/2019/03/LSCO_Climate_Action_Strategy_2025.pdf.

(6)    “2025 Water Action Strategy”, available at https://levistrauss.com/wp-content/uploads/2020/01/2019_LSCO_WATER_STRATEGY_REPORT.pdf.

(7)    “Supplier Code of Conduct”, available at https://www.levistrauss.com/wp-content/uploads/2022/09/LSCo_Code-of-Conduct.pdf.

(8)    “2022 Sustainability Goals & Progress Update”, available at https://www.levistrauss.com/wp-content/uploads/2023/09/2022-LSCo.-Sustainability-Goals-Progress-Update.pdf.

(9)    “Levi Strauss Foundation”, available at https://www.levistrauss.com/values-in-action/levi-strauss-foundation/.

Our Board of Directors unanimously recommends a vote “AGAINST” this proposal.

2024 PROXY STATEMENT	75

Back to Contents

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Class A common stock and Class B common stock as of February 1, 2024 by: (i) each of our directors and each nominee for director; (ii) each of our NEOs; (iii) all of our directors and executive officers as a group; and (iv) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Class A common Stock and Class B common stock on a combined basis. The mailing address for each shareholder in the table below is c/o Levi Strauss & Co., 1155 Battery Street, San Francisco, CA 94111.

NAME OF BENEFICIAL OWNER	CLASS A SHARES	%	CLASS B SHARES	%	% OF TOTAL VOTING POWER+
DIRECTORS:
Troy M. Alstead	92,318	*	—	—	*
Jill Beraud	33,639	*	108,679	*	*
Robert A. Eckert	43,913	*	174,509	*	*
Spencer Fleischer	33,639	*	89,545	*	*
David A. Friedman	677,388	*	1,626,386	*	*
Yael Garten	26,331	*	—	—	*
David Marberger	—	—	—	—	—
Christopher J. McCormick	39,242	*	51,529	*	*
Jenny Ming(1)	34,048	*	43,015	*	*
Joshua E. Prime(2)	26,331	*	2,314,783	*	*
Elliott Rodgers	14,030	*	—	—	*
NAMED EXECUTIVE OFFICERS:
Charles V. Bergh(3)	5,043,223	4.9	881,118	*	*
Harmit Singh(4)	645,022	*	69,014	*	*
Michelle Gass(5)	307,241	*	—	—	*
Elizabeth O’Neill(6)	41,798	*	37,486	*	*
Tracy Layney(7)	20,577	*	—	—	*
Directors and executive officers as a group (17 persons)(8)	7,095,832	6.8	5,396,064	1.8	2.0
5% OR GREATER SHAREHOLDERS:
Margaret E. Haas(9)	—	—	42,854,020	14.5	14.0
Mimi L. Haas	200	*	42,062,006	14.2	13.7
Robert D. Haas(10)	—	—	36,855,985	12.5	12.0
Peter E. Haas Jr. Family Fund	—	—	24,228,400	8.2	7.9
Daniel S. Haas(11)	—	—	23,525,816	8.0	7.7
Jennifer C. Haas(12)	—	—	21,020,901	7.1	6.9
Bradley J. Haas(13)	—	—	20,596,866	7.0	6.7
*	Represents beneficial ownership of less than 1%.
+	Represents the voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each share of our Class A common stock is entitled to one vote per share, and each share of our Class B common stock is entitled to ten votes per share. Our Class A common stock and Class B common stock will vote together on all matters (including the election of directors) submitted to a vote of our shareholders, except under limited circumstances described in our certificate of incorporation.
(1)	Includes 28,324 shares of Class A or Class B common stock issuable pursuant to restricted stock units and/or dividend equivalent rights that vested within 60 days of February 1, 2024, the settlement of which has been deferred at the election of the director until his or her retirement from the Board, or would vest within 60 days of February 1, 2024 if the director resigns or if the director’s service is terminated without cause.
(2)	Includes (i) 1,378,415 shares held by Mr. Prime’s spouse for which Mr. Prime has no voting or investment power; (ii) an aggregate of 213,174 shares held in custodial accounts, of which Mr. Prime’s spouse is custodian, for the benefit of others and for which Mr. Prime has no voting or investment power; and (iii) 667,185 shares held by trusts, of which Mr. Prime is trustee, for the benefit of others and for which Mr. Prime has sole voting and investment power. Mr. Prime disclaims beneficial ownership of these 2,258,774 shares. Includes 10,000 shares held in a trust, of which Mr. Prime and Mr. Prime’s spouse are co-trustees and share voting and investment power.

76	LEVI STRAUSS & CO.

Back to Contents
(3)	Includes (i) an aggregate of 2,219,701 shares of Class A common stock held in two family trusts, of which Mr. Bergh is sole trustee and for which shares Mr. Bergh has sole voting and investment control and (ii) 1,057,235 shares of Class A common stock held in an irrevocable trust for certain members as beneficiaries for which shares Mr. Bergh is the investment direction advisor. Also includes 318,889 shares that Mr. Bergh has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 1, 2024.
(4)	Includes 69,014 shares that Mr. Singh has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 1, 2024.
(5)	Includes 46,866 shares that Ms. Gass has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 1, 2024.
(6)	Includes 34,726 shares that Ms. O’Neill has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 1, 2024.
(7)	Includes 4,683 shares that Ms. Layney has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 1, 2024.
(8)	Includes 474,178 shares that our executive officers have the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 1, 2024.
(9)	Includes (i) an aggregate of 20,562,596 shares held in trusts and a limited liability company, of which Ms. Haas is trustee and manager, respectively, for the benefit of others and for which Ms. Haas has sole voting and investment power; (ii) 7,219,430 shares held by the Margaret E. Haas Fund; and 844,680 shares held by the Lynx Foundation, of which Ms. Haas is board chair, for the benefit of charitable entities and for which Ms. Haas shares voting and investment power. Ms. Haas disclaims beneficial ownership of these 28,626,706 shares.
(10)	Includes (i) 24,543,020 shares held by trusts, of which Mr. Haas is trustee, for the benefit of others and for which Mr. Haas has sole voting and investment power; (ii) 2,988,453 shares held by Mr. Haas’ spouse for which Mr. Haas has no voting or investment power; and (iii) 7,371,877 shares held in a trust, of which Mr. Haas’ spouse is trustee, for the benefit of others and for which Mr. Haas has no voting or investment power. Mr. Haas disclaims beneficial ownership of these 34,903,350 shares.
(11)	Includes 3,199,630 shares held in trusts for the benefit of others and for which Mr. Haas has sole voting and investment power. Mr. Haas disclaims beneficial ownership of these 3,199,630 shares.
(12)	Includes 5,524,412 shares held in a custodial account and a limited liability company, of which Ms. Haas is custodian and manager, respectively, for the benefit of others and for which Ms. Haas has sole voting and investment power. Ms. Haas disclaims beneficial ownership of these 5,524,412 shares.
(13)	Includes (i) 147,606 shares held in custodial accounts of which Mr. Haas is custodian, for the benefit of others and for which Mr. Haas has sole voting and investment power and (ii) 64,919 shares held by Mr. Haas’ spouse for which Mr. Haas has no voting or investment power. Mr. Haas disclaims beneficial ownership of these 212,525 shares.

2024 PROXY STATEMENT	77

Back to Contents

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why Did I Receive a One-Page Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. This method of distribution makes our process more efficient and less costly and limits our impact on the environment. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the “Proxy Availability Notice”) to our shareholders of record. All shareholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the 2024 Annual Meeting of Shareholders (the “annual meeting”). Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Proxy Availability Notice.

We intend to mail the Proxy Availability Notice on or about March 14, 2024 to all shareholders of record entitled to vote at the annual meeting. We expect that this proxy statement and the other proxy materials will be available to shareholders on or about March 14, 2024.

Will I Receive Any Other Proxy Materials by Mail?

We may send you a proxy card, along with a second Proxy Availability Notice, on or after March 18, 2024.

What Does It Mean if I Receive More Than One Proxy Availability Notice?

If you receive more than one Proxy Availability Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Proxy Availability Notices to ensure that all of your shares are voted.

Why Are We Having a Virtual Only Meeting?

This year, we will again hold the annual meeting in a virtual-only format, which will be conducted over the internet via live webcast. In addition, we anticipate that we will continue to hold our annual meetings using a virtual-only format in future years, as we have found that a virtual format is more environmentally friendly, allows greater shareholder participation and decreases the costs of holding the meeting. We intend to hold our virtual annual meetings in a manner that affords you the same general rights and opportunities to participate as you would have at an in-person meeting.

Who Can Vote At the Annual Meeting?

Only shareholders of record at the close of business on February 29, 2024 (the “Record Date”) will be entitled to vote at the annual meeting. On the Record Date, there were 102,618,612 shares of Class A common stock and 295,410,620 shares of Class B common stock outstanding and entitled to vote.

How Do I Attend the Annual Meeting?

The annual meeting will be held live via the internet on Wednesday, April 24, 2024, at 10:30 a.m., Pacific Time, at www.Virtualshareholdermeeting.com/LEVI2024. You will not be able to attend the meeting in person. Participation in and attendance at the annual meeting is limited to shareholders of record as of the Record Date. Online access will begin at 10:15 a.m., Pacific Time, on April 24, 2024, and we encourage you to access the annual meeting prior to the start time.

A list of shareholders of record will be available for inspection by shareholders of record during the normal business hours for 10 days prior to the annual meeting for any legally valid purpose at our corporate headquarters at 1155 Battery Street, San Francisco, CA 94111.

To be admitted to the annual meeting at www.virtualshareholdermeeting.com/LEVI2024, you must enter the 16-digit control number found next to the label “Control Number” for the postal mail recipients or within the body of the email sending you the proxy statement. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the annual meeting. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/LEVI2024.

78	LEVI STRAUSS & CO.

Back to Contents

How Can I Access the Webcast of the Annual Meeting?

We plan to offer a live webcast of the annual meeting at www.virtualshareholdermeeting.com/LEVI2024. To access the webcast, go to this website and follow the instructions provided. The webcast will be recorded and available for replay at this website through May 24, 2024.

What Am I Voting On?

There are four matters scheduled for a vote at the annual meeting:

•	Proposal 1: Election of the following four nominees recommended by our Board of Directors as Class II directors: David A. Friedman, Yael Garten, Jenny Ming and Joshua E. Prime.

•	Proposal 2: Advisory vote on executive compensation.

•	Proposal 3: Ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 1, 2024.

•	Proposal 4: Shareholder proposal, if properly presented at the meeting, requesting a corporate financial sustainability report.

What If Another Matter Is Properly Brought Before the Annual Meeting?

Our Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, your proxyholder will vote your shares using his or her best judgment.

Will I Be Able to Ask Questions at the Annual Meeting?

You will be able to submit written questions during the annual meeting by following the instructions that will be available on the annual meeting website during the annual meeting. Only questions pertinent to meeting matters of the company will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped together to avoid repetition.

What Are My Voting Options?

•	Proposal 1: You may vote FOR the election of all nominees recommended by our Board of Directors as Class II Directors or you may WITHHOLD your vote for any nominee you specify.

•	Proposal 2: You may vote FOR or AGAINST the advisory vote on executive compensation.

•	Proposal 3: You may vote FOR or AGAINST the ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending December 1, 2024.

•	Proposal 4: You may vote FOR or AGAINST the shareholder proposal, if properly presented at the meeting, requesting a corporate financial sustainability report.

How Does the Board of Directors Recommend that I Vote?

The table below sets forth the unanimous recommendation of our Board of Directors for each of the four matters scheduled for a vote at the annual meeting.

2024 PROXY STATEMENT	79

Back to Contents
PROPOSAL		UNANIMOUS RECOMMENDATION OF OUR BOARD OF DIRECTORS
1.	Election of Class II Directors	FOR all of the nominees
2.	Advisory Vote on Executive Compensation	FOR
3.	Ratification of Selection of Independent Registered Public Accounting Firm	FOR
4.	Shareholder proposal, if properly presented at the meeting, requesting a corporate financial sustainability report	AGAINST

How Many Votes Do I Have?

On each matter scheduled for a vote at the annual meeting, you have one vote for each share of Class A common stock you own and 10 votes for each share of Class B common stock you own, in each case as of the Record Date.

How Do I Vote?

•	Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote at the annual meeting or vote by proxy over the telephone, through the internet or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote through the internet even if you have already voted by proxy, as your proxy is revocable at your option.

OVER THE TELEPHONE
•	Call 1-800-690-6903 and follow the recorded instructions (you will need the voter control number from your proxy card)
•	Your vote must be received by 8:59 p.m., Pacific Time, on April 23, 2024

THROUGH THE INTERNET
Before the Meeting
•	Visit www.proxyvote.com to vote online (you will need the voter control number from your proxy card or the Proxy Availability Notice)

•	Your vote must be received by 8:59 p.m., Pacific Time, on April 23, 2024
During the Meeting
•	Visit virtualshareholdermeeting.com/LEVI2024 to vote online (you will need the voter control number from your proxy card or at the Proxy Availability Notice)

USING A PROXY CARD
•	Complete, sign, date and return the proxy card that may be delivered
•	Your proxy card must be mailed by April 15, 2024

•	Beneficial Owner: Shares Registered in the Name of Broker or Bank. If on the Record Date your shares were held in an account at a brokerage firm, bank or other similar agent rather than in your name, then you are the beneficial owner of shares held in street name and a voting instruction form, together with the Proxy Availability Notice, are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote over the telephone or through the internet as instructed by your broker, bank or other agent. You are also invited to attend the annual meeting. For admission to the annual meeting, follow the instructions from your broker, bank or other agent included with the Proxy Availability Notice. To vote at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with the Proxy Availability Notice, or contact that organization to request a proxy form.

80	LEVI STRAUSS & CO.

Back to Contents

Internet proxy voting allows you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. Note that you must bear any costs associated with your internet access, such as usage charges.

Can I Change My Vote after Submitting My Proxy?

•	Shareholder of Record: Shares Registered in Your Name. Yes. You may revoke your proxy at any time before the final vote at the annual meeting. You may revoke your proxy in any one of the following ways. Your most current proxy is the one that is counted.

	•	You may grant a subsequent proxy over the telephone or through the internet.

	•	You may submit another properly completed proxy card with a later date.

	•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 1155 Battery Street, San Francisco, CA 94111.

	•	You may attend the annual meeting and vote through the internet. Simply attending the annual meeting will not, by itself, revoke your proxy.

•	Beneficial Owner: Shares Registered in the Name of Broker or Bank. To revoke your proxy, follow the instructions provided by your broker, bank or other agent.

What Happens if I Do Not Vote, or if I Vote By Proxy Without Giving Specific Voting Instructions?

If you are a shareholder of record and do not vote by proxy at the annual meeting, your shares will not be voted. If you voted by proxy without marking voting selections, your shares will be voted:

•	Proposal 1: FOR the election of all of the nominees recommended by our Board of Directors as Class II directors.

•	Proposal 2: FOR the advisory vote on executive compensation.

•	Proposal 3: FOR the ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending November 26, 2024.

•	Proposal 4: AGAINST the shareholder proposal, if properly presented at the meeting, requesting a corporate financial sustainability report.

If any other matter is properly brought before the annual meeting, your proxyholder will vote your shares using his or her best judgment.

What Happens if I Am A Beneficial Owner of Shares Held In Street Name and I Do Not Provide My Broker or Bank With Voting Instructions?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (the “NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote uninstructed shares with respect to matters considered to be routine under NYSE rules, but not with respect to non-routine matters.

Because Proposals 1, 2 and 4 are considered to be non-routine under NYSE rules, your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Because Proposal 3 is considered to be routine under NYSE rules, your broker, bank or other agent may vote your shares on this proposal in its discretion, even if you do not provide voting instructions. If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the proxy materials you receive from your broker, bank or other agent.

What Are Broker Non-Votes?

As discussed above, if you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares on matters deemed to be non-routine under NYSE rules, your broker, bank or other such agent cannot vote your shares. These un-voted shares are counted as broker non-votes.

2024 PROXY STATEMENT	81

Back to Contents

Because Proposals 1, 2 and 4 are considered to be non-routine under NYSE rules, we expect broker non-votes to exist in connection with those proposals. If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the proxy materials you receive from your broker, bank or other agent.

How Many Votes Are Needed to Approve Each Proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

PROPOSAL NUMBER	PROPOSAL DESCRIPTION	VOTE REQUIRED FOR APPROVAL	EFFECT OF ABSTENTIONS(1)	EFFECT OF BROKER NON-VOTES(2)
1	Election of Class II directors	The four nominees receiving the most FOR votes will be elected (WITHHOLD votes will have no effect)	N/A	No effect
2	Advisory vote on executive compensation	FOR votes from the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote	No effect	No effect
3	Ratification of selection of independent registered public accounting firm	FOR votes from the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote	No effect	N/A
4	Shareholder proposal, if properly presented at the meeting, requesting a corporate financial sustainability report	FOR votes from the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote	No effect	No effect

(1)	Abstentions will not be counted toward the vote total for Proposals 2, 3 and 4. Abstentions will therefore have no effect on these proposals.
(2)	Broker non-votes will not be counted toward the vote total for Proposals 1, 2 and 4. Broker non-votes will therefore have no effect on these proposals. Because Proposal 3 is considered to be routine under NYSE rules, if you hold your shares in street name, your broker, bank or other agent may vote your shares on this proposal in its discretion, even if you do not provide voting instructions.

What is the Quorum Requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding a majority of the voting power of the outstanding shares entitled to vote are present at the annual meeting or represented by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chair of the annual meeting or the holders of a majority of the voting power of the shares present at the annual meeting in person or represented by proxy may adjourn the annual Meeting to another date.

How Can I Find Out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the annual meeting. We expect to publish final voting results on a Form 8-K within four business days of the annual meeting. If final voting results are not available to us in time to do so, we intend to publish preliminary voting results on a Form 8-K within four business days of the annual meeting and to publish final voting results on an additional Form 8-K within four business days of the final voting results becoming known to us.

Who Is Paying for This Proxy Solicitation?

This proxy is being solicited by the company. Our directors and employees may solicit proxies in person, by telephone or by other means of communication. We will pay for the entire cost of soliciting proxies. Our directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokers, banks and other agents for the cost of forwarding these proxy materials to beneficial owners.

What Proxy Materials Are Available through the Internet?

The notice of annual meeting, proxy statement and our annual report to shareholders are available free of charge at www.proxyvote.com.

82	LEVI STRAUSS & CO.

Back to Contents

I Share an Address with Another Shareholder, and We Received Only One Proxy Availability Notice. How Do I Obtain Another Proxy Availability Notice?

We have adopted a procedure approved by the SEC called householding, under which we can deliver a single Proxy Availability Notice to multiple shareholders who share the same address unless we receive contrary instructions from one or more of the shareholders. This procedure reduces our printing and mailing costs, and our impact on the environment. See “Other Information—Householding of Proxy Materials.”

When Are Shareholder Proposals for Inclusion In Our Proxy Materials for Next Year’s Annual Meeting of Shareholders Due?

The 2025 annual meeting of shareholders is scheduled to be held on April 23, 2025. Shareholders wishing to present a proposal for inclusion in our proxy materials for such meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by us at our principal executive offices no later than November 14, 2024 and must otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in our proxy materials for the 2025 annual meeting of shareholders. Nominations or proposals should be sent in writing to our Corporate Secretary at 1155 Battery Street, San Francisco, CA 94111.

When Are Other Proposals and Director Nominations for Next Year’s Annual Meeting of Shareholders Due?

The 2025 annual meeting of shareholders is scheduled to be held on April 23, 2025. Shareholders wishing to nominate a candidate for election to our Board of Directors or propose other business at an annual meeting other than pursuant to Rule 14a-8 of the Exchange Act must submit a written notice so that it is received by us at our principal executive offices no earlier than 5:00 p.m. Pacific Time on December 25, 2024 nor later than 5:00 p.m. Pacific Time on January 24, 2025 provided, however, that if next year’s annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after April 24, 2025, your proposal must be submitted not earlier than 5:00 p.m. Pacific Time on the 120th day prior to such annual meeting and not later than 5:00 p.m. Pacific Time on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of such meeting is first made by the company. Nominations or proposals should be sent in writing to our Corporate Secretary at 1155 Battery Street, San Francisco, CA 94111. You are advised to review our amended and restated bylaws, which contain additional requirements about advance notice of director nominations and shareholder proposals. A complete copy of our amended and restated bylaws is available under the “Governance” tab of our website at investors.levistrauss.com.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the Securities and Exchange Commission’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide any additional information required by Rule 14a-19 of the Exchange Act.

2024 PROXY STATEMENT	83

Back to Contents

OTHER INFORMATION

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Availability Notice or other proxy materials with respect to two or more shareholders sharing the same address by delivering a single Proxy Availability Notice or set of proxy materials addressed to those shareholders. This process, which is commonly referred to as householding, potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are shareholders will be householding our proxy materials. A single Proxy Availability Notice will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Availability Notice, please notify us or your broker. Direct your written request to Levi Strauss & Co., Attn: Investor Relations, 1155 Battery Street, San Francisco, CA 94111, or call (800) 438-0349. Shareholders who currently receive multiple copies of Proxy Availability Notices at their address and would like to request householding of their communications should contact their brokers.

OTHER MATTERS

2023 ANNUAL REPORT AND SEC FILINGS

Our financial statements for the fiscal year ended November 26, 2023, are included in our 2023 Annual Report, which we will make available to shareholders at the same time as this proxy statement. Our 2023 Annual Report and this proxy statement are posted on our website at investors.levistrauss.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Investor Relations, 1155 Battery Street, San Francisco, CA 94111. Our Board of Directors knows of no other matter that will be presented for consideration at the annual meeting. If any other matter is properly brought before the annual meeting, your proxyholder will vote your shares using his or her best judgment.

By Order of the Board of Directors,

Nanci Prado
Corporate Secretary
San Francisco,
California

84	LEVI STRAUSS & CO.

Back to Contents

LEVI STRAUSS & CO.
Investor Relations

800-438-0349

investor-relations@levi.com

© 2024 Levi Strauss & Co - All rights reserved

Back to Contents

LEVI STRAUSS & CO.
P.O. BOX 7215
SAN FRANCISCO, CA 94120

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 P.M. Pacific Time on April 23, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LEVI2024

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 8:59 P.M. Pacific Time on April 23, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V33002-P04244	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LEVI STRAUSS & CO.

The Board of Directors recommends a vote FOR all the listed nominees.

1.	The election as Class II directors of the four nominees named in the Proxy Statement.

	Nominees:		For		Withhold

	1a.	David A. Friedman	☐		☐

	1b.	Yael Garten	☐		☐

	1c.	Jenny Ming	☐		☐

	1d.	Joshua E. Prime	☐		☐

The Board of Directors recommends a vote FOR Proposal 2.			For	Against	Abstain

2.	Advisory vote to approve executive compensation.		☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 3.			For	Against	Abstain

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year 2024.		☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 4.			For	Against	Abstain

4.	Shareholder proposal, if properly presented at the meeting, requesting a corporate financial sustainability report.		☐	☐	☐

NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V33003-P04244

Levi Strauss & Co.
Annual Meeting of Shareholders

April 24, 2024 10:30 A.M. Pacific Time

www.virtualshareholdermeeting.com/LEVI2024

David Jedrzejek and Nanci Prado, or each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if present, at the Annual Meeting of Shareholders of Levi Strauss & Co. to be held at 10:30 A.M., Pacific Time, on April 24, 2024 at www.virtualshareholdermeeting.com/LEVI2024, or any postponement or adjournment thereof.

Proxies must be mailed by April 15, 2024. Phone or online voting must be completed by 8:59 P.M., Pacific Time, on April 23, 2024. See reverse for instructions.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2, and 3 and AGAINST Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)